                                                       1933 Act File No. 2-82592
                                                      1940 Act File No. 811-3696

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
                                                                     -------

      Pre-Effective Amendment No.
                                  --------                           -------


      Post-Effective Amendment No.    29                                X
                                   --------                          -------

                                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X
                                                                     -------


     Amendment No.    31                                                X
                   --------                                          -------


                      (Check appropriate box or boxes.)
                            RESERVE TAX-EXEMPT TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              810 Seventh Avenue, New York, NY              10019
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code      (212) 977-9882
                                                  -------------------------

Marc C. Cozzolino, Esq., Reserve Tax-Exempt Trust, 810 Seventh Avenue, 17th
Floor,
--------------------------------------------------------------------------------

New York, NY 10019
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)


   It is proposed that this filing will become effective (check appropriate box)

                 Immediately upon filing pursuant to paragraph (b) of Rule 485
      --------

                 on _________ __, 1996 pursuant to paragraph (b) of Rule 485
      --------



         x       75 days after filing pursuant to paragraph (a) of Rule 485
      --------

                 on (date) pursuant to paragraph (a) of Rule 485
      --------

                         ----------------------------

The Commission is requested to send copies of all communications to:

                               Paul F. Roye, Esq.
                             Dechert Price & Rhoads
                               1500 K Street, NW
                             Washington, DC  20005


Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 electing to register an indefinite number of shares of beneficial interest. The notice required by Rule 24f-2 with respect to Registrant's fiscal year ending May 31, 1996 was filed with the Commission on June 17, 1996.


                                                This filing contains 53 pages.

                          RESERVE TAX-EXEMPT TRUST

               CROSS REFERENCE SHEET PURSUANT TO RULE 495A(a)

FORM                                                                PROSPECTUS AND STATEMENT
N-1A                                                                OF ADDITIONAL INFORMATION
ITEM           FORM CAPTION                                                 CAPTION
----     ---------------------------------                          ---------------------------------------
 1       Cover Page                                                 Cover Page
 2       Synopsis                                                   (omitted)
 3       Condensed Financial Information                            Financial Highlights
 4       General Description of Registrant                          Investment Objective and Policies;
                                                                    Shares of Beneficial Interest
 5       Management of the Fund                                     Management; How to Buy Shares
 6       Capital Stock and Other Securities                         Shares of Beneficial Interest
 7       Purchase of Securities Being Offered                       How to Buy Shares
 8       Redemption or Repurchase                                   Redemptions
 9       Legal Proceedings                                          (omitted)
10       Cover Page                                                 Statement of Additional Information
11       Table of Contents                                          Table of Contents
12       General Information and History                            (omitted)
13       Investment Objective and Policies                          Investment Objective and Policies
14       Management of the Registrant                               Trustees and Executive Officers
15       Control Persons and Principal                              Trustees and Executive Officers; Shares of Holders of Securities
                                                                    Beneficial Interest
16       Investment Advisory and Other                              Investment Management, Distribution,
         Service                                                    Services and Custodian Agreements
17       Brokerage Allocation                                       Portfolio Turnover, Transaction
                                                                    Charges and Allocation
18       Capital Stock and Other Securities                         Shares of Beneficial Interest
19       Purchase, Redemption, and Pricing                          Purchase, Redemption and Pricing of
          Shares;                                                   of Securities Being Offered
20       Tax Status                                                 Distributions and Taxes
21       Underwriters                                               Investment Management, Distribution,
         Service and Custodian Agreements
22       Calculation of Yield Quotations                            Fund Yield
         Of Money Market Funds
23       Financial Statements                                       Financial Statements

                                         General Information, Purchases and
                                         Redemptions
[RESERVE FUNDS LOGO]
                                         ---------------------------------------
                                         24 Hour Yield and Balance Information

                                         ---------------------------------------

                                         Nationwide 800-637-1700


                         TAX-EXEMPT MONEY MARKET FUNDS
                                FOR RESIDENTS OF
        NEW YORK, ARIZONA, CALIFORNIA, CONNECTICUT, FLORIDA, LOUISIANA,
          MASSACHUSETTS, MICHIGAN, NEW JERSEY, NORTH CAROLINA, OHIO,
                            TENNESSEE AND VIRGINIA



    The NEW YORK TAX-EXEMPT FUND of Reserve New York Tax-Exempt Trust and the ARIZONA TAX-EXEMPT, CALIFORNIA TAX-EXEMPT, CONNECTICUT TAX-EXEMPT, FLORIDA TAX-EXEMPT, LOUISIANA TAX-EXEMPT, MASSACHUSETTS TAX-EXEMPT, MICHIGAN TAX-EXEMPT, NEW JERSEY TAX-EXEMPT, NORTH CAROLINA TAX-EXEMPT, OHIO TAX-EXEMPT, TENNESSEE TAX-EXEMPT and VIRGINIA TAX-EXEMPT FUNDS of Reserve Tax-Exempt Trust (the "Fund(s)") are money market funds whose investment objective is to seek as high a level of short term interest income exempt from federal, state and local income taxes, if any, as is consistent with preservation of capital and liquidity.


    - NEW YORK TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of New York and its counties, municipalities, authorities or other political subdivisions.

    - ARIZONA TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of Arizona and its counties, municipalities, authorities or other political subdivisions.

    - CALIFORNIA TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of California and its counties, municipalities, authorities or other political subdivisions.

    - CONNECTICUT TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of Connecticut and its counties, municipalities, authorities or other political subdivisions.

    - FLORIDA TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of Florida and its counties, municipalities, authorities or other political subdivisions.

    - LOUISIANA TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of Louisiana and its counties, municipalities, authorities or other political subdivisions.

    - MASSACHUSETTS TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the Commonwealth of Massachusetts and its counties, municipalities, authorities or other political subdivisions.

    - MICHIGAN TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of Michigan and its counties, municipalities, authorities or other political subdivisions.

    - NEW JERSEY TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of New Jersey and its counties, municipalities, authorities or other political subdivisions.


    - NORTH CAROLINA TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of North Carolina and its counties, municipalities, authorities or other political subdivisions.




    - OHIO TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of Ohio and its counties, municipalities, authorities or other political subdivisions.


    - TENNESSEE TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of Tennessee and its counties, municipalities, authorities or other political subdivisions.


    - VIRGINIA TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the Commonwealth of Virginia and its counties, municipalities, authorities or other political subdivisions.


    SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


    A SINGLE-STATE TAX-EXEMPT FUND CONCENTRATED AS TO A SINGLE ISSURER MAY BE RISKIER THAN OTHER FUNDS.



    This Prospectus sets forth the information about the Funds which a prospective investor should know before investing. A Statement of Additional Information dated July 31, 1996, as amended _______ _, ____, providing further details about the Funds, has been filed with the Securities and Exchange Commission. It may be obtained and without charge by writing or calling the Funds at (800) 637-1700. The Statement of Additional Information is incorporated by reference into this Prospectus.


    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR OBLIGATIONS GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------


          Prospectus dated July 31, 1996, as amended _______ _, ____.

 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

    The following table illustrates all expenses and fees that a shareholder of each Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1996.

                        SHAREHOLDER TRANSACTION EXPENSES

                          NEW YORK     ARIZONA     CALIFORNIA   CONNECTICUT   FLORIDA     LOUISIANA    MASSACHUSETTS    MICHIGAN
                         TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT    TAX-EXEMPT     TAX-EXEMPT
                            FUND         FUND         FUND         FUND        FUND**        FUND          FUND           FUND
                         ----------   ----------   ----------   ----------   ----------   ----------   -------------   ----------
Sales Load Imposed on
 Purchases.............     None         None         None         None         None         None           None          None
Sales Load Imposed on
 Reinvested
 Dividends.............     None         None         None         None         None         None           None          None
Redemption Fees*.......     None         None         None         None         None         None           None          None
Exchange Fees..........     None         None         None         None         None         None           None          None

                         NEW JERSEY   NORTH CAROLINA      OHIO      TENNESSEE       VIRGINIA
                         TAX-EXEMPT     TAX-EXEMPT     TAX-EXEMPT   TAX-EXEMPT     TAX-EXEMPT
                            FUND           FUND           FUND         FUND           FUND
                         ----------   --------------   ----------   ----------   --------------
Sales Load Imposed on
 Purchases.............     None           None           None         None          None
Sales Load Imposed on
 Reinvested
 Dividends.............     None           None           None         None          None
Redemption Fees*.......     None           None           None         None          None
Exchange Fees..........     None           None           None         None          None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                          NEW YORK     ARIZONA     CALIFORNIA   CONNECTICUT   FLORIDA     LOUISIANA    MASSACHUSETTS    MICHIGAN
                         TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT    TAX-EXEMPT     TAX-EXEMPT
                            FUND         FUND         FUND         FUND         FUND         FUND          FUND           FUND
                         ----------   ----------   ----------   ----------   ----------   ----------   -------------   ----------
Management Fees (after
 waiver)...............      .50%         .50%         .50%         .50%         .50%         .50%          .45%           .50%
12b-1 Fees.............      .19%         .20%         .20%         .15%         .20%         .20%          .03%           .20%
Other Operating
 Expenses
 Administration and
   Operations
   Expenses............      .30%                      .29%         .31%                                    .31%
 Equipment.............      .04%                      .04%         .04%                                    .04%
 Other.................      .01%         .30%         .01%         .01%         .30%         .30%          .01%           .30%
                            -----        -----        -----        -----        -----        -----          ----          -----
Total Operating
 Expenses..............     1.04%        1.00%        1.04%        1.01%        1.00%        1.00%          .84%          1.00%
                            =====        =====        =====        =====        =====        =====          ====          =====

                         NEW JERSEY   NORTH CAROLINA     OHIO      TENNESSEE         VIRGINIA
                         TAX-EXEMPT     TAX-EXEMPT    TAX-EXEMPT   TAX-EXEMPT       TAX-EXEMPT
                            FUND           FUND          FUND         FUND             FUND
                         ----------   --------------  ----------   ----------       ----------
Management Fees (after
 waiver)...............      .50%             .50%        .50%         .50%             .50%
12b-1 Fees.............      .20%             .20%        .20%         .20%             .20%
Other Operating
 Expenses
 Administration and
   Operations
   Expenses............      .29%
 Equipment.............      .04%
 Other.................      .01%             .30%        .30%         .30%             .30%
                            -----            -----       -----        -----            -----
Total Operating
 Expenses..............     1.04%            1.00%       1.00%        1.00%            1.00%
                            =====            =====       =====        =====            =====


    The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly. These figures reflect a voluntary reduction of the management fee for the Connecticut, Massachusetts and New Jersey Tax-Exempt Funds by the investment adviser. If there was no voluntary reduction, the management fee would be .50% for the Funds. *A $2.00 fee is charged on redemption checks issued by the Funds of less than $100 and a $10 fee is charged for wire redemptions of less than $10,000.

    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period. The example reflects the voluntary reduction of the management fee for the Connecticut, Massachusetts and New Jersey Tax-Exempt Funds by the investment adviser. **The Florida Tax-Exempt Fund did not commence operations until June 1996.


                                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                  ------    -------    -------    --------
           New York Tax-Exempt Fund............................    $ 11       $33        $57        $127
           Arizona Tax-Exempt Fund.............................    $ 10       $32        $56        $125
           California Tax-Exempt Fund..........................    $ 11       $33        $57        $127
           Connecticut Tax-Exempt Fund.........................    $ 10       $32        $56        $124
           Florida Tax-Exempt Fund.............................    $ 10       $32         --          --
           Louisiana Tax-Exempt Fund...........................    $ 10       $32        $56        $125
           Massachusetts Tax-Exempt Fund.......................    $  9       $27        $47        $104
           Michigan Tax-Exempt Fund............................    $ 10       $32        $56        $125
           New Jersey Tax-Exempt Fund..........................    $ 11       $33        $57        $127
           North Carolina Tax-Exempt Fund......................    $ 10       $32        $56        $125
           Ohio Tax-Exempt Fund................................    $ 10       $32        $56        $125
           Tennessee Tax-Exempt Fund...........................    $ 10       $32        $56        $125
           Virginia Tax-Exempt Fund...........................     $ 10       $32        $56        $125


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following information applies to a share of the Reserve New York Tax-Exempt Trust -- New York Fund and Reserve Tax-Exempt Trust -- California, Connecticut, Massachusetts and New Jersey Funds outstanding throughout each period. It should be read in conjunction with the financial statements and related notes appearing in the Statement of Additional Information. Such information has been audited by Coopers & Lybrand L.L.P. as indicated in their report appearing in the Statement of Additional Information.

                                                             FOR FISCAL YEARS ENDED MAY 31,
NEW YORK TAX-EXEMPT    ----------------------------------------------------------------------------------------------------------
        FUND            1996       1995       1994       1993       1992       1991       1990       1989       1988       1987
--------------------   -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net asset value,
  beginning of
  year..............   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Income from
  investment
  operations........     .0381      .0352      .0249      .0281      .0421      .0563      .0616      .0600      .0476      .0454
Expenses............     .0105      .0099      .0099      .0103      .0104      .0105      .0100      .0103      .0102      .0100
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net investment
  income (1)........     .0276      .0253      .0150      .0178      .0317      .0458      .0516      .0497      .0374      .0354
Dividends from net
  investment income
  (1)...............    (.0276)    (.0253)    (.0150)    (.0178)    (.0317)    (.0458)    (.0516)    (.0497)    (.0374)    (.0354)
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net asset value, end
  of year...........   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                       =======    =======    =======    =======    =======    =======    =======    =======    =======    =======
Total Return........      2.76%      2.53%      1.50%      1.78%      3.17%      4.58%      5.16%      4.97%      3.74%      3.54%

RATIOS/SUPPLEMENTAL
        DATA
--------------------
Net assets in
  thousands, end of
  year..............   125,454    152,906    148,387    149,785    156,567    148,079    120,142     90,378     86,749     84,730
Ratio of expenses to
  average net
  assets............      1.04%       .98%       .98%      1.02%      1.03%      1.01%       .98%      1.00%      1.00%       .98%
Ratio of net
  investment income
  to average net
  assets............      2.72%      2.48%      1.48%      1.76%      3.09%      4.43%      5.02%      4.86%      3.66%      3.46%

CONNECTICUT                                             FOR FISCAL YEARS ENDED MAY 31,
TAX-EXEMPT    -------------------------------------------------------------------------------------------------------------------
FUND           1996        1995        1994        1993        1992        1991        1990        1989        1988        1987
              -------     -------     -------     -------     -------     -------     -------     -------     -------     -------
Net asset
  value,
  beginning
  of
  year.....   $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000
              -------     -------     -------     -------     -------     -------     -------     -------     -------     -------
Income from
 investment
  operations... .0368       .0352       .0250       .0269       .0400       .0534       .0615       .0604       .0481       .0449
Expenses...    (.0102)      .0098(3)    .0086(3)    .0087(3)    .0091(3)    .0086(3)    .0083(3)    .0086(3)    .0092(3)    .0076(3)
              -------     -------     -------     -------     -------     -------     -------     -------     -------     -------
Net
 investment
  income
  (1)......     .0266       .0254       .0164       .0182       .0309       .0448       .0532       .0518       .0389       .0373
Dividends
  from net
 investment
  income
  (1)......     .0266      (.0254)     (.0164)     (.0182)     (.0309)     (.0448)     (.0532)     (.0518)     (.0389)     (.0373)
              -------     -------     -------     -------     -------     -------     -------     -------     -------     -------
Net asset
  value,
  end of
  year.....   $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000
              =======     =======     =======     =======     =======     =======     =======     =======     =======     =======
Total
  Return...      2.66%       2.54%       1.64%       1.82%       3.09%       4.48%       5.32%       5.18%       3.89%       3.73%

RATIOS/SUPPLEMENTAL
DATA
-----------
Net assets
  in
 thousands,
  end of
  year.....    34,801      26,626     128,693     157,115     191,101     241,790     314,489     247,929     245,588     234,728
Ratio of
  expenses
  to
  average
  net
  assets...      1.01%        .89%(3)     .85%(3)     .86%(3)     .90%(3)     .85%(3)     .81%(3)     .84%(3)     .90%(3)    .74%(3)
Ratio of
  net
 investment
  income to
  average
  net
  assets...      2.61%       2.33%       1.62%       1.81%       3.05%       4.41%       5.17%       5.05%       3.81%       3.63%

                                             FOR FISCAL YEARS ENDED MAY 31,
                                   ---------------------------------------------------               (COMMENCEMENT OF OPERATIONS)
 MASSACHUSETTS TAX-EXEMPT FUND      1996       1995       1994       1993       1992       1991          THROUGH MAY 31, 1990
--------------------------------   -------    -------    -------    -------    -------    -------    ----------------------------
Net asset value, beginning of
  year..........................   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000              $ 1.0000
                                   -------    -------    -------    -------    -------    -------               -------
Income from investment
  operations....................     .0362      .0335      .0227      .0257      .0386      .0551                 .0209
Expenses (3)....................     .0086      .0070      .0052      .0048      .0045      .0032                 .0010
                                   -------    -------    -------    -------    -------    -------               -------
Net investment income (1).......     .0276      .0265      .0175      .0209      .0341      .0519                 .0199
Dividends from net investment
  income (1)....................    (.0276)    (.0265)    (.0175)    (.0209)    (.0341)    (.0519)               (.0199)(4)
                                   -------    -------    -------    -------    -------    -------               -------
Net asset value, end of year....   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000              $ 1.0000
                                   =======    =======    =======    =======    =======    =======               =======
Total Return....................      2.76%      2.65%      1.75%      2.09%      3.41%      5.19%                 5.59%(2)

    RATIOS/SUPPLEMENTAL DATA
--------------------------------
Net assets in thousands, end of
  year..........................     8,955     10,169     14,824     13,305      7,186      4,652                 2,140
Ratio of expenses to average net
  assets (3)....................       .84%       .69%       .51%       .46%       .44%       .30%                  .29%(2)
Ratio of net investment income
  to average
  net assets....................      2.71%      2.60%      1.73%      2.04%      3.28%      4.79%                 5.53%(2)

                                                                                              OCTOBER 17, 1994
                                                                         YEAR ENDED     (COMMENCEMENT OF OPERATIONS)
                     CALIFORNIA TAX-EXEMPT FUND                         MAY 31, 1996        THROUGH MAY 31, 1995
---------------------------------------------------------------------   ------------    ----------------------------
Net asset value, beginning of period.................................     $ 1.0000                $ 1.0000
                                                                        ----------                --------
Income from investment operations....................................        .0379                   .0243
Expenses.............................................................        .0106                   .0062(2)
                                                                        ----------                --------
Net investment income (1)............................................        .0273                   .0181
Dividends from net investment income (1).............................       (.0273)                 (.0181)
                                                                        ----------                --------
Net asset value, end of period.......................................     $ 1.0000                $ 1.0000
                                                                        ==========                ========
Total Return.........................................................         2.73%                   1.81%

                      RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------
Net assets in thousands, end of period...............................       12,612                  11,088
Ratio of expenses to average net assets..............................         1.04%                   1.02%(2)
Ratio of net investment income to average net assets.................         2.67%                   2.95%(2)

                                                                                                  JUNE 21, 1994
                                                                            YEAR ENDED     (COMMENCEMENT OF OPERATIONS)
                       NEW JERSEY TAX-EXEMPT FUND                          MAY 31, 1996        THROUGH MAY 31, 1995
------------------------------------------------------------------------   ------------    ----------------------------
Net asset value, beginning of period....................................     $ 1.0000                $ 1.0000
                                                                           ----------                --------
Income from investment operations.......................................        .0369                   .0330
Expenses................................................................        .0106                   .0087(2)(3)
                                                                           ----------                --------
Net investment income (1)...............................................        .0263                   .0243
Dividends from net investment income (1)................................       (.0263)                 (.0243)
                                                                           ----------                --------
Net asset value, end of period..........................................     $ 1.0000                $ 1.0000
                                                                           ==========                ========
Total Return............................................................         2.63%                   2.43%

                        RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets in thousands, end of period..................................       41,026                  21,607
Ratio of expenses to average net assets.................................         1.04%                   1.01%(2)(3)
Ratio of net investment income to average net assets....................         2.59%                   2.82%(2)

---------------
(1) Based on compounding of daily dividends. Not indicative of future results.
(2) Annualized.
(3) During these periods the Manager waived all or a portion of fees and expenses. If there were no reductions in expenses, the actual expenses for the Connecticut Tax-Exempt Fund would have been .10% higher and the actual expenses for the Massachusetts Tax-Exempt Fund would have been .05%, .11%, .43%, .50%, .50% and .50% higher and .01% higher for the New Jersey Tax-Exempt Fund.
(4) .01 cent per share represents distributions of taxable income.

                                     YIELD

    For the seven calendar days ended May 31, 1996, the current yield and the effective yield for the Funds were as follows:

                                                                                 CURRENT YIELD    EFFECTIVE YIELD
                                                                                 -------------    ---------------
    New York Tax-Exempt Fund..................................................       2.60%             2.64%
    California Tax-Exempt Fund................................................       2.54%             2.58%
    Connecticut Tax-Exempt Fund...............................................       2.41%             2.44%
    Massachusetts Tax-Exempt Fund.............................................       2.67%             2.70%
    New Jersey Tax-Exempt Fund................................................       2.33%             2.36%

    Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

    The Funds may also quote tax equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal a Fund's tax-free yield. A tax equivalent yield is calculated by dividing a Fund's current or effective yield by the result of one minus a stated federal and/or state and local tax rate.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each of the Funds is to seek as high a level of short term interest income exempt from federal, state and local income taxes, if any, as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of a Fund as defined in the Investment Company Act of 1940.

    Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. There can be no assurance that any of the Funds will achieve its investment objective.

    These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself ("Municipal Obligations"). They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Each Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of each Fund's assets will be invested in Municipal Obligations which are exempt from federal, state and, with respect to the New York Tax-Exempt Fund, local income taxes and, with respect to the Florida Tax-Exempt Fund, the Florida intangibles tax, unless it has adopted a temporary defensive position. In addition, during periods when the Funds' investment adviser believes that Municipal Obligations meeting each respective Fund's quality standards are not available, a Fund may invest up to 20% of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.

    A Fund may purchase floating and variable rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case usually upon not more than seven days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit support arrangements provided by banks. The Funds may invest any portion of their assets in floating and variable rate demand notes secured by bank letters of credit or other credit support arrangements. Use of letters of credit support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. A Fund will not invest more than 10% of the value of its assets in floating or variable rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven days notice.

    In view of the investment of each of the Funds in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, an investment in a Fund's shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties might affect a bank's ability to meet its obligations under a letter of credit.

    Each Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser to those rated securities in which the Funds may invest pursuant to guidelines established by their Boards of Trustees.

OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a commitment to repurchase the securities, at a Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such standby commitment and fail to pay the exercise price, a Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with a standby commitment exceeded the current value of the underlying Municipal Obligation. If a bank or other municipal securities dealer defaults under its standby commitment, the liquidity of the security subject to such commitment may be adversely affected.

    Municipal Obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such Municipal Obligations. During the period between the purchase and settlement dates, no payment is made by a Fund to the issuer and no interest accrues to a Fund on such securities. To the extent that assets of a Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, a Fund will earn no income; however, it is each of the Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. The investment adviser does not believe that a Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued basis.

    The Funds may purchase from financial institutions participation interests in Municipal Obligations. A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

    The Tax Reform Act of 1986 ("the Act") subjects interest received on certain otherwise tax-exempt securities ("private activity bonds") to a federal alternative minimum tax. It is the position of the Securities and Exchange Commission that in order for a fund to call itself "tax-free" not more than 20% of its net assets may be invested in municipal securities subject to federal alternative minimum tax or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item" which could subject certain investors in such securities, including shareholders of each of the Funds, to an increased alternative minimum tax. However as of the date of this Prospectus, each Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

    Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of each of the Funds to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

    From time to time a Fund may invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States government, its agencies or instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; and instruments fully collateralized by such obligations. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of each of the Funds will be invested in Taxable Investments at any time. A Fund may enter into repurchase agreements with regard to the taxable obligations listed above. Although a Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.

    The Fund's investment adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow, and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, each Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

    The principal risk factors associated with investment in each Fund are the risk of fluctuations in short term interest rates, the risk of default among one or more issuers of securities which comprise a Fund's assets and the risk of non-diversification. As a non-diversified investment company, each Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States Government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

RISK FACTORS IN CONCENTRATING IN ARIZONA. Arizona's economy has recovered from the difficulties caused in the late 1980s by a severe drop in real estate values and a lack of stability of Arizona-based financial institutions which caused many such institutions to be placed under control of the Resolution Trust Corporation. However, the border counties, and especially the City of Tucson, have been adversely affected by the devaluation of the peso and the subsequent instability in the Mexican economy. In addition, certain taxpayers have filed a complaint against a school district in Maricopa County, Arizona, alleging that the accounting method utilized by the district to report revenue from the sale of capital appreciation bonds misrepresents the liability incurred by the school district. Such taxpayers specifically alleged that the district must include the principal amount of capital appreciation bonds, together with the premium from the sale of such bonds, in calculating the district's total indebtedness. A superior court granted such taxpayers' motion for summary judgment holding that the school district inaccurately characterized the revenue received and the debt incurred from the sale of capital appreciation bonds, which enabled the school district to incur additional debt in violation of the state constitutional and statutory debt limitations. If the court's ruling is applied as such to other school districts, certain obligations of some Arizona school districts could be deemed in the future to exceed constitutional and statutory debt limits. The foregoing may also effect the tax exempt status of the interest paid on such debt securities.

RISK FACTORS IN CONCENTRATING IN CALIFORNIA. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. Since the start of the State's 1990-91 fiscal year, the State has experienced the worst economic, fiscal and budget conditions since the 1930's. As a result, the State has experienced recurring budget deficits for the past several fiscal years. By June 30, 1992, according to California's Department of Finance, the State's General Fund has an accumulated deficit, on a budget basis, of approximately $2.2 billion. Moreover, the Governor's Budget for 1993-94, released January 8, 1993, projected a $2.5 billion budget deficit for the fiscal year ending June 30, 1993. By June 30, 1994, according to California's Department of Finance, the State's Reserve for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $2.0 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. As a result of the deterioration in the State's budget and cash situation, between October 1991 and July 1994 the rating on the State's general obligation bonds was reduced by S&P from AAA, to A, by Moody's from Aaa to A1 and by Fitch from AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such California Municipal Obligations. However, the 1995-1996 Governor's Budget indicates that the state has embarked on a steady economic recovery since late 1993, somewhat sooner than predicted in the May 94 revision of the 1994-1995 Governor's Budget. Revised employment data indicates that California's recession ended in 1993, and following a period of stability, a recovery is underway. In addition, the gap between the national and California's jobless rate narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November of that same year. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.

RISK FACTORS IN CONCENTRATING IN CONNECTICUT. The Connecticut Tax-Exempt Fund's concentration in securities issued by the State of Connecticut and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities.

Specifically, the credit quality of the Connecticut Tax-Exempt Fund will depend on the continued financial strength of the State of Connecticut and its political subdivisions. From 1970 to 1992, the number of persons employed in non-manufacturing industries has increased 60.8% while manufacturing employment has declined 30.8%. It is expected that these trends will continue in the future. Defense-related business plays an important role in the Connecticut economy. Due to reduced defense-related spending, several employers have announced substantial planned labor force reductions scheduled to occur over the next several years. For 1993, the rate of unemployment in Connecticut was 7.4% on a seasonably adjusted basis, and the rate in the United States was 6.0% on a seasonably adjusted basis. The State Comptroller's annual reports for the fiscal year ended June 30, 1992, 1993 and 1994 reflected General Fund operating surpluses of $110 million, $113.5 million and $19.7 million, respectively. The Computer's monthly report for the period ended August 31, 1994 stated that the cumulative deficit under GAAP for 1994-95 is approximately $531 million. As a result of the recent recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to in April 1990 and to AA- in September 1991. In March 1990, Moody's downgraded Connecticut's bonds from Aa1 to Aa. In March 1995, Fitch downgraded Connecticut's bonds from AA+ to AA. The Statement of Additional Information further discusses risk factors in concentrating in securities issued by the State of Connecticut and its subdivisions.

RISK FACTORS IN CONCENTRATING IN FLORIDA. Yields on Florida municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Florida municipal securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Florida municipal securities acceptable for purchase by the Fund could become limited. The Fund may invest in Florida municipal securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Florida municipal securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties. Obligations of issuers of Florida municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

RISK FACTORS IN CONCENTRATING IN LOUISIANA. In 1994, Louisiana's population was 4,315,000, its average personal income was $17,651 and the unemployment rate was 8.0%. Louisiana's economy is based primarily on services. The 1994 unaudited general fund revenues were $10.55 billion against expenditures of $9.59 billion. General obligation ratings are Baa1 by Moody's and A by Standard & Poor's. Shares of the Fund are subject to the Louisiana property tax.

RISK FACTORS IN CONCENTRATING IN MASSACHUSETTS. The Massachusetts Tax-Exempt Fund's concentration in securities issued by the Commonwealth of Massachusetts and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities. Specifically, the credit quality of the Massachusetts Tax-Exempt Fund will depend on the continued financial strength of the Commonwealth of Massachusetts and its political subdivisions. The Commonwealth's unemployment rate peaked in 1991 at 9.0% and dropped to 6.9% in 1993. Between 1990 and 1991 manufacturing employment declined 7.1%. Between 1991 and 1992 manufacturing employment declined 4.7%. The economic conditions have improved somewhat, since 1993. As of June 1995, the Massachusetts unemployment rate was 5.6% as compared to the national average of 5.6%. Due to the adverse financial condition of the Commonwealth, Moody's downgraded the Commonwealth's general obligation bonds from Baa-1 to Baa on March 19, 1990. S&P downgraded its rating of Commonwealth general obligation bonds from A to BBB on December 13, 1989. Both Moody's and S&P subsequently raised their ratings of Commonwealth general obligation bonds to A on September 9, 1992. On October 13, 1993 S&P raised its rating of commonwealth general obligation bonds to A+. Currently, Massachusetts general obligation bonds are rated by Standard & Poor's, Fitch and Moody's as A+, A+ and A-1, respectively. There can be no assurance that these difficulties will not adversely affect the ability of the Commonwealth of Massachusetts and its political subdivisions to make debt payments on the Municipal Obligations they issue. The Statement of Additional Information further discusses risk factors in concentrating in securities issued by the Commonwealth of Massachusetts and its subdivisions.

RISK FACTORS IN CONCENTRATING IN MICHIGAN. The State of Michigan reported a balance in the General Funds as of September 30, 1993 of $26.0 million after a transfer of $283 million to the Michigan Budget Stabilization Fund, which after such transfer had an accrued balance of $303 million. The State has improved financially after two consecutive years of deficits in the 1989-90 and 1990-91 fiscal years and draws on the Michigan Budget Stabilization Fund to balance the 1991-92 fiscal year budget. Economically, the State remains closely tied to the economic cycles of the automobile industry. Current increased automobile production has led to an unemployment rate which, as of the date of this Prospectus, is lower than the national average. Currently, Michigan's general obligation bonds are rated

A1 by Moody's, AA by Standard & Poor's and AA by Fitch. The Adviser does not believe that the current economic conditions in Michigan will have a significant adverse effect on the Fund's ability to invest in high quality Michigan State Municipal Securities.

RISK FACTORS IN CONCENTRATING IN NEW JERSEY. The Fund's concentration in securities issued by the State of New Jersey and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities. The state's economy performed strongly for much of the 1980s. Like much of the Northeast in the 1980s, the state's economy outpaced national trends. However, from 1989 to 1992 the state's economic performance was weak and it under performed the rest of the nation. Economic recovery will be slower due to the weakness in the real estate and construction sectors, the lack of consumer confidence, and the loss of manufacturing and high level corporate service jobs. Reflecting the economic downturn, the State's unemployment rate rose from 3.6% in the first quarter of 1989 to 9.1% in April 1993. Since then, the unemployment rate fell to 6.9% during the first quarter of 1995. In addition, evidence of the state's improving economy can be seen in the construction industry, rises in consumer spending and the decline in the unemployment rate. Currently, New Jersey state's general obligation bonds are rated AA+ by Standard & Poor's, AA+ by Fitch, and Aa1 by Moody's. The Statement of Additional Information further discusses risk factors in concentrating in securities issued by the State of New Jersey and its political subdivisions. New Jersey's economic base continues to be strong, fortified by one of the most diversified structures in the nation. The leading employment sectors are services, wholesale and retail trade, government and manufacturing.


RISK FACTORS IN CONCENTRATING IN NORTH CAROLINA. The economic profile of the state consists of a combination of industry, agriculture and tourism. The labor force has undergone significant changes during recent years. The state has moved from a predominantly agricultural economy to a service and goods producing economy. The majority of non-agricultural employment is spread among manufacturing, retail trade, services and the government sector. In North Carolina the issuance of municipal debt is overseen by the North Carolina Local Government Commission. This Commission handles the approval, sale and delivery of all local bonds and notes issued in North Carolina and monitors fiscal accounting standards prescribed by the Local Government Budget and Fiscal Control Act. No unit of local government can incur bonded indebtedness without the Commission's prior approval. If approved, the obligations are sold by the Commission on a sealed bid basis. The Commission then monitors the local unit's debt service through a system of monthly reports. Over the past twenty years, North Carolina state debt obligations have maintained ratings of Aaa by Moody's and AAA by S&P. North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the state of North Carolina. The North Carolina Constitution requires a balanced budget, and the state has not realized any revenue shortfalls in recent years. The state has realized budgetary credit balances in the last several years; however, during the 1989-90 and 1990-91 fiscal years, the state realized revenue shortfalls requiring the Governor and General Assembly to mandate significant spending constraints to fulfill the constitutional requirement of a balanced budget. Therefore, there is no guarantee that budgetary credit balances will continue to be realized in future periods.



RISK FACTORS IN CONCENTRATING IN OHIO. The Ohio State General Fund had positive fund and cash balances at the end of the 1995 Fiscal Year of $928.0 million and $1,312.2 million, respectively. Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Currently, Ohio's general obligation bonds are rated AA, Aa and AAA by Fitch, Moody's and Standard & Poor's, respectively. The Adviser does not believe that the current economic conditions in Ohio will have a significant adverse effect on the Fund's ability to invest in high quality Ohio Municipal Securities.


RISK FACTORS IN CONCENTRATING IN TENNESSEE. In 1994, Tennessee's population was 5,175,000, its average personal income was $19,482 and the unemployment rate was 4.8%. Tennessee's economic base is reasonably well diversified, with services as the largest employment sector, and 1994 general fund revenues were $6.02 billion against expenditures of $5.65 billion. General obligation ratings are Aaa by Moody's, AA+ By Standard & Poor's and AAA by Fitch. There is no state personal income tax. Qualified exempt-interest dividends are exempt from the Hall Tax on interest and dividends.


RISK IN CONCENTRATING IN VIRGINIA. Virginia's economy is based primarily on manufacturing, the government and service sectors, agriculture, mining and tourism, and unemployment rates are typically below the national average. The Commonwealth has a long history of fiscal stability, due in large part to a conservative financial philosophy, broad-based employment opportunities and diverse sources of revenue. The 1996-98 biennium budget for the Commonwealth forecasts economic growth in the Commonwealth will slightly outperform the nation at large despite federal government downsizing. The Constitution of Virginia requires a balanced budget and limits the ability of the Commonwealth to create debt. General obligation debt may be incurred to meet certain short-term needs, to finance capital projects and, under less stringent restriction, to finance revenue-producing capital projects. Also, "special fund" revenue bonds, to which the constitutional debt restrictions do not apply and that are not general obligations of the Commonwealth may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.



RISK FACTORS IN CONCENTRATING IN NEW YORK. The New York Tax-Exempt Fund's concentration in securities issued by the State of New York and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities. Specifically, the credit quality of the New York Tax-Exempt Fund will depend upon the continued financial strength of the State of New York, which in turn is directly affected by the financial condition of numerous public bodies and municipalities, including New York City. New York State and City continue to face challenges to their fiscal well being, including shrinking federal assistance, large pension and infrastructure needs, declining industrial base, and the continuing dependence of several municipal issuers, such as the Metropolitan Transit Authority and the Housing Finance Agency, for large operating subsidies. The State's 1993 and 1994 fiscal years, however, were characterized by national and regional economies that performed better than projected. After reflecting a 1993 year-end deposit to the State's refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 fiscal year with an operating surplus in the General Fund of $914 million. In September 1994, however, the State projected a General Fund operating deficit of $690 million for the 1995 fiscal year. There can be no assurance that New York will not face substantial potential budget gaps in future years. The 1995-1996 budget projects receipts of $33.11 billion. This includes the gap-closing measures to off-set the $5 billion projected budget gap. After the implementation of the 1996 gap-closing program, the projected budget gaps for fiscal years 1997 through 1999 are $888 million, $1.46 billion, and $1.44 billion, respectively. New York State's tax and revenue tax and revenue anticipation notes issued in April 1992 were rated MIG-2 by Moody's, SP-1 by Standard & Poor's and F-1 by Fitch Investors, Service, Inc. New York State's 1993 tax and revenue anticipation notes were rated MIG-1 by Moody's, SP-1+ by S&P, and F-1+ by Fitch. As of March 22, 1992, New York City general obligation bonds are rated by Fitch and Moody's as A- and Baa1, respectively. As of July 10, 1995, Standard & Poor's revised downward its rating on New York City general obligation bonds from A- to BBB+. Currently, New York State general obligation bonds are rated by Standard & Poor's, Fitch and Moody's as A-, A+ and A, respectively. There is no assurance that any ratings will continue for any period of time or will not be revised downward or withdrawn entirely by a ratings agency. The Statement of Additional Information further discusses risk factors in concentrating in securities issued by the State of New York and its subdivisions.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENTS. The Boards of Trustees manages each Fund's business and affairs. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, New York 11030, provides each Fund with investment advice pursuant to an Investment Management Agreement. Since November 15, 1971, the Adviser and its affiliates have been advising the Reserve Funds, which currently have assets in excess of $3 billion. Under the Investment Management Agreements, the Adviser manages each Fund's investments, including effecting purchases and sales thereof, in furtherance of the Fund's investment objective and policies, subject to overall control and direction by each Board of Trustees.

    As compensation for these services, the Adviser receives a management fee, which is a percentage of the average daily assets of each Fund, calculated as follows: (i) .50% per annum of the first $500 million of average daily net assets, (ii) .475% per annum of the next $500 million of such assets; (iii) .45% per annum of the next $500 million of such assets; (iv) .425% per annum of the next $500 million of such assets; and (v) .40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1996, the Adviser received a management fee of .50% of the average net assets of the California Tax-Exempt Fund, .50% of the average net assets of the Connecticut Tax-Exempt Fund, .45% of the average net assets of the Massachusetts Tax-Exempt Fund, .50% of the average net assets of the New Jersey Tax-Exempt Fund, and .50% of the New York Tax-Exempt Fund. During the year, the Adviser voluntarily agreed to a reduction of the management fee for the Massachusetts Tax-Exempt Fund and for the New Jersey Tax-Exempt Fund.

    The Adviser may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

    The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters as to which the agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

SERVICE AGREEMENTS. The Adviser furnishes to each Fund, at cost, all personnel required for the operations of each Fund such as executive, administrative, clerical, recordkeeping, bookkeeping, and shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which each Fund reimburses the Adviser include salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization on loans financing equipment used by the Fund, and all other expenses for the conduct of each Fund's affairs. Affiliates of the Adviser may provide some of these services. Each Fund also reimburses the Adviser for: brokerage fees and commissions; interest charges and taxes; the cost of registering for sale, issuing and redeeming the Fund's shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders; and the fees and expenses of the Fund custodians, auditors, lawyers and Trustees who are not "interested persons" of the Fund.

    The Adviser has agreed to repay each Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of a Fund. The Service Agreements are nonassignable and continue until terminated by either party on 120 days notice.

    During the fiscal year ended May 31, 1996, the ratio of expenses to the average net assets of each Fund was 1.04% for the California Tax-Exempt Fund; 1.01% for the Connecticut Tax-Exempt Fund; .84% for the Massachusetts Tax-Exempt Fund; 1.04% for the New Jersey Tax-Exempt Fund; and 1.04% for the New York Tax-Exempt Fund.

TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the shareholders of Reserve Tax-Exempt Trust or Reserve New York Tax-Exempt Trust.

TRANSFER AGENT AND DIVIDEND PAYING AGENT. Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust act as their own transfer agent and dividend paying agent.

                               HOW TO BUY SHARES


METHOD OF PAYMENT. The minimum initial investment is $1,000 and $250 for subsequent investments ($25 if shares are purchased by Reserve Automatic Asset-Builder, Reserve Automatic Asset-Builder for U.S. Government Distributions and $25 if purchased by Reserve Automatic Asset Builder for Payroll or Pension). An initial purchase must be accompanied by an investment application or equivalent information. For clients of certain broker-dealers and financial institutions, shares may be purchased directly through such firm. You can buy shares of the Funds each business day at the net asset value next determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with a Federal Reserve bank). Payments (denominated in U.S. dollars) must be made:

    - By check (drawn on a U.S. bank) payable to The Reserve Funds, 810 Seventh Avenue, New York, N.Y. 10019-5868. You must include your account number (or Taxpayer Identification number) on the "pay to the order of" line for each check made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.

    - By wire -- Prior to calling your bank, call the Funds for specific instructions at 800-637-1700 or the broker-dealer or financial institution ("firm") from which you received this Prospectus.

    Checks and wires which do not correctly identify the Fund and account to be credited may be returned or delay the purchase of shares. Because each Fund must pay for its securities purchases on the same day in Federal funds, only Federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For Federal funds wires to be eligible for same-day order entry, a Fund must be notified before 11:00 A.M. (New York time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal funds will be entered as of the business day when covering Federal funds are received or bank checks are converted into Federal funds. This usually occurs within two business days, but may take longer. Checks delivered to the Fund's offices after 11:00 A.M. (New York time) will be considered received the next business day. A fee will be charged if any check used for investment in your account does not clear.

    Any monies which cannot be credited to an account by the end of the business day following that on which Federal funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Funds also reserve the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Funds will only accept purchase checks in excess of $100 which are payable to The Reserve Fund or payable to the shareholder/payee of the check and endorsed to The Reserve Fund. The Funds do not accept travelers checks.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 minimum) from a checking, NOW, or bank money market deposit account or from a U.S. Government distribution ($25 minimum) such as Social Security, federal salary, or certain veteran's benefits, or other payments from the federal government. Fill out the Reserve Automatic Asset-Builder form included in the account application or call the Funds at
(800) 637-1700.

NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV"). The NAV of each Fund is calculated at the close of each business day (normally 4:00 P.M. New York time) by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange is closed for trading and bank holidays in New York State which include Martin Luther King's Birthday and Columbus Day. It is the policy of each Fund to seek to maintain a stable NAV per share of $1.00 although this share price is not guaranteed.


DISTRIBUTOR. The distributor of the Arizona, California, Connecticut, Florida, Louisiana, Massachusetts, Michigan, New Jersey, North Carolina, Ohio, Tennessee and Virginia Tax-Exempt Funds of Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust is Resrv Partners, Inc., 810 Seventh Avenue, New York, N.Y. 10019-5868. The distributor is a wholly-owned subsidiary of the Adviser.


EXCHANGE PRIVILEGE. The shares offered by this Prospectus may be exchanged for shares in other Reserve money market funds at net asset value. Shares to be acquired in an exchange must be registered for sale in the investor's state. The exchange privilege described under this heading may not be available to clients of certain firms and some firms may impose conditions on their clients which are different from those described in this Prospectus. In addition, this exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders.

DISTRIBUTION AND SERVICE PLAN. Purchases may also be made through brokers, financial intermediaries and financial institutions. Some of these firms participate in each Fund's Plan of Distribution ("Plan"). Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust maintain the Plans and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940 ("1940 Act"). Under the Plans, each Fund makes assistance payments at an annual rate of .20% of the net asset value of broker, financial institution and financial intermediary shareholder accounts ("qualified accounts"). Substantially all such monies are paid to brokers, financial institutions and financial intermediaries for distribution assistance or administrative services provided the Funds. The investment adviser is required by the Plans to pay an equivalent amount and may, at its discretion, pay from its own resources or from other sources available to it, additional amounts and incentives, including lump-sum payments, based upon the amount of assets committed to the Funds by such brokers, financial institutions, financial intermediaries and underwriters. The Plan does not permit the carrying over of payments from year to year. The investment adviser also reimburses firms, from its own resources or from sources available to it, for a portion of their costs of advertising and marketing shares of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares. Financial institutions providing distribution assistance or administrative services for a Fund may be required to register as securities dealers in certain states.

    During the fiscal year ended May 31, 1996, the ratio of expenditures under the Plans were .20% of the average net assets of the California Tax-Exempt Fund,
 .15% of the average net assets of the Connecticut Tax-Exempt Fund, .03% of the average net assets of the Massachusetts Tax-Exempt Fund, .20% of the average net assets of the New Jersey Tax-Exempt Fund, and .19% of the average net assets of the New York Tax-Exempt Fund.

CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of a Fund's shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may independently establish and charge additional amounts such as redemption fees to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold a Fund's shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firm or may only be available subject to certain conditions and limitations. Some firms may participate in a program allowing them access to their client's accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such firm's material regarding its fees and services.

                         SHARES OF BENEFICIAL INTEREST


    Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust were organized as Massachusetts business trusts on January 25, 1983, and July 12, 1983, respectively, and are open-end management investment companies common known as mutual funds. At the date of this Prospectus, there were six separate series of Reserve Tax-Exempt Trust authorized and outstanding and one separate series of Reserve New York Tax-Exempt Trust ("Trust(s)") authorized and outstanding. Additional series may be added in the future by each Trust's Board of Trustees. Each Trust is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion or sinking rights. The shareholders of each Trust are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective series on liquidation. The Trustees of each Trust do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or changing the fundamental investment policies of a Fund) or by a Declaration of Trust.


    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust of Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust provides, in substance, that no shareholder or a Trustee shall be personally liable for a Trust's, and each separate investment portfolio's, obligations to third parties, and that every written contract made by the Trust or a Fund shall contain a provision to that effect. Each Declaration of Trust also requires a Trust to indemnify shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS

    Each Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Although none are anticipated, any net realized long term capital gains will be distributed at least annually.

                                     TAXES

    Each Fund intends to maintain its regulated investment company status for federal income tax purposes. Accordingly, each Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax to it. Dividends derived from the interest earned on Municipal Obligations constitute "tax-exempt interest dividends" and are not subject to federal income taxes. To the extent a Fund invests in Municipal Obligations issued by its respective state or political subdivision thereof, dividends derived from the interest thereon is not subject to state and, with respect to the New York Tax-Exempt Fund, local income taxes. Any distributions of net realized long term capital gains earned by a Fund are taxable to shareholders as such regardless of the length of time a Fund's shares have been owned by the shareholder.

    Shareholders of the Florida Tax-Exempt Fund that are subject to the Florida intangibles tax will not be required to include the value of their Fund shares in their taxable intangible property if all of the Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. government obligations. As described earlier, the Fund will normally attempt to invest substantially all of its assets in securities which are exempt from the Florida intangibles tax. Accordingly, the value of the Fund shares held by a shareholder should under normal circumstances be exempt from the Florida intangibles tax.

    However, if the portfolio consists of any assets which are not so exempt on the annual assessment date, only the portion of the shares of the Fund which relate to securities issued by the United States and its possessions and territories will be exempt from the Florida intangibles tax, and the remaining portions of such shares will be fully subject to the intangibles tax, even if they partly relate to Florida tax exempt securities.

    In a majority of states that have an income tax, dividends paid by a mutual fund attributable to investments in a particular state's municipal obligations are exempt from both federal and such state's income tax. If Florida were to adopt an income tax in the future, and assuming that its income tax policy with respect to mutual funds investing in Florida state and local municipal obligations would be similar to the general tax policy of other states, dividends paid by the Fund would be exempt from Florida state income tax. A constitutional amendment approved by referendum would be required before an individual income tax could be imposed.

    Shareholders are advised to retain all statements received from a Fund to maintain accurate records of their investments. If any dividends are not exempt from federal or state and local income taxes, shareholders will be advised of such percentage by January 31, of the following year. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. A Fund's shares are redeemed at their net asset value next determined after receipt by the Fund of a request in proper form. Although a Fund has seven days to transmit payment for share redemptions, it usually transmits payment the same day when redemption requests are received before 11:00 A.M. (New York time) and the next day for requests received after 11:00 A.M. (New York time). This is not always possible, however, and transmission of redemption proceeds may be delayed. Unless otherwise specified, orders received after 11:00 A.M. (New York time) are not entered until the next business day to enable shareholders to receive additional dividends. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 11:00 A.M.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but do not require) that each written redemption be at least $1,000 and require that each telephone redemption be at least $1,000, except for redemptions which are intended to liquidate your account. A shareholder will be charged $2 for redemption checks issued by a Fund of less than $100. Payments of $10,000 or more will be wired upon request without charge. A shareholder will be charged $10 for wires of less than $10,000. The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system to receive your wire could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests by any person are accepted for payment to such account by calling 800-637-1700. A Fund may be liable for any losses caused by its failure to employ reasonable procedures. To reduce the risk of loss, proceeds of a telephone redemption may be sent only to
(1) the bank or brokerage account designated by the shareholder, in writing, on the investment application or in a letter with the signature(s) guaranteed; or
(2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the firm through which shares of a Fund were purchased or, if purchased directly from a Fund it is necessary to send a written request to the Fund with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association or a member firm of a national securities exchange. Guarantees from notaries public, are unacceptable. The Funds will waive the signature guarantee requirement on a redemption request once every thirty (30) days if ALL of the following conditions apply: (1) the redemption is for $5,000 or less; (2) the redemption check is payable to the shareholder(s) of record; and (3) the redemption check is mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.

REDEMPTION BY CHECK. By completing signature cards (and certain other documentation if the record owner is a fiduciary, corporation, partnership, trust or other organization) which is available from the Funds or the firm through which shares of the Funds were purchased, you can draw checks against your account. This privilege may not be available to clients of certain firms. There is no minimum amount for check redemptions, however, the Fund, upon proper notice to the shareholder may choose to impose a fee if it deems a shareholder's actions to be burdensome to the Funds. A firm may establish variations of minimum check amounts for their customers if such variations are approved by the Funds. This procedure lengthens the time your money earns dividends, since redemptions are not made until the check is processed by the Funds. Because of this, a check cannot completely liquidate your account, nor may a check be presented for certification or be presented for immediate payment. Otherwise, you may deposit a check in your bank account or use it to pay any third party obligation not requiring certification. Shareholder checks written against accounts with insufficient funds, postdated checks and checks which contain an irregularity in the signature, amount or otherwise will be returned by the Fund and a fee charged against the account. Because check redemptions are reported on account statements, they will not be confirmed separately. A fee is charged for providing check copies.

STOP PAYMENTS. The Funds will honor stop payment requests on unpaid shareholder checks provided the Funds are advised of the correct check number, payee, check amount, and date. Stop payment requests received by the Funds by 2:00 P.M. (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment orders are effective for one year. A fee is charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may make a written election to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares from your account to make a specified monthly, quarterly or annual payment of a fixed amount. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Funds may impose a charge or modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC TRANSFER PLAN. You may redeem shares of a Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the redemption request. The Funds may impose a charge or modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the New York Stock Exchange is closed (other than for customary closings), (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may by order permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten (10) business days. Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two (2) business days after the purchase by wire. Bank acknowledgment of payment initiated by you may shorten delays.

                              GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Funds assumes no responsibility to either person for actions taken by the other person with respect to an account so registered. The Funds' application provides that persons so registering their account indemnify and hold the Funds harmless for actions taken by either party.

BACKUP WITHHOLDING. The Funds are required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number (TIN) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) the Funds are notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, the Funds may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and Statement of Additional Information about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or Statement of Additional Information.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of certain firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds will either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. A firm may establish variations of minimum balances and fee amounts if such variations are approved by the Funds.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24 hour toll-free telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions you will receive.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or the Funds.

SPECIAL SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on or copies of Fund redemption checks or shareholder checks and special research services.

PERFORMANCE. The Funds may compare their performance to other income producing alternatives such as (i) money market funds (based on yields cited by Donoghue's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts and N.O.W. accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of a Fund is not insured by the Federal Deposit Insurance Corporation.

Yield information is useful in reviewing the Funds' performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

                     RESERVE CASH PERFORMANCE ACCOUNT PLUS

    The Funds offer a comprehensive package of services which enhances the value of and access to an investment in them. The Reserve Cash Performance Account Plus (CPA) services include: (i) any amount checking; and (ii) a comprehensive monthly and annual statement which summarizes your CPA activity by payee and expense category and simplifies budget and tax recordkeeping. These CPA services are provided for a fee and transaction charges may apply. Participating firms may also charge their own service fees.
                            ------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                            ------------------------

            TABLE OF CONTENTS

                                           PAGE
                                           ----
Shareholder Expenses.....................     2
Financial Highlights.....................     3
Yield....................................     5
Investment Objective and Policies........     5
Management...............................    10
How to Buy Shares........................    10
Shares of Beneficial Interest............    12
Daily Dividends..........................    12
Taxes....................................    12
Redemptions..............................    13
General Information......................    15
Reserve Cash Performance Account Plus....    15
   Investors are advised to read and retain
     this Prospectus for future reference.


  [THE RESERVE FUNDS LOGO]

        Founders of
   "America's First
        Money Fund"
810 Seventh Avenue, New York, NY 10019-5868

GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION
800-637-1700

Distribution -- Resrv Partners, Inc.


RTET/ST-7/96; 10/96


                       [THE RESERVE FUNDS LOGO]
                              Founders of
                         "America's First
                              Money Fund"

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  NEW YORK TAX-EXEMPT FUND
                  ARIZONA TAX-EXEMPT FUND
                  CALIFORNIA TAX-EXEMPT FUND
                  CONNECTICUT TAX-EXEMPT FUND
                  FLORIDA TAX-EXEMPT FUND
                  LOUISIANA TAX-EXEMPT FUND
                  MASSACHUSETTS TAX-EXEMPT FUND
                  MICHIGAN TAX-EXEMPT FUND
                  NEW JERSEY TAX-EXEMPT FUND

                  NORTH CAROLINA TAX-EXEMPT FUND



                  OHIO TAX-EXEMPT FUND

                  TENNESSEE TAX-EXEMPT FUND

                  VIRGINIA TAX-EXEMPT FUND

                            RESERVE TAX-EXEMPT TRUST
                            ARIZONA TAX-EXEMPT FUND
                           CALIFORNIA TAX-EXEMPT FUND
                          CONNECTICUT TAX-EXEMPT FUND
                           FLORIDA TAX-EXEMPT FUND
                           LOUISIANA TAX-EXEMPT FUND
                         MASSACHUSETTS TAX-EXEMPT FUND
                           MICHIGAN TAX-EXEMPT FUND
                          NEW JERSEY TAX-EXEMPT FUND
                        NORTH CAROLINA TAX-EXEMPT FUND
                             OHIO TAX-EXEMPT FUND
                          TENNESSEE TAX-EXEMPT FUND
                           VIRGINIA TAX-EXEMPT FUND
                       RESERVE NEW YORK TAX-EXEMPT TRUST
                            NEW YORK TAX-EXEMPT FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (800) 637-1700


                        -----------------------------

                         YIELD AND BALANCE INFORMATION
                  TOLL FREE (800) 637-1700 -- TOUCH TONE PHONE



                      STATEMENT OF ADDITIONAL INFORMATION


          This Statement of Additional Information describes the Arizona Tax-Exempt, California Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Louisiana Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, New Jersey Tax-Exempt, North Carolina Tax-Exempt, Ohio Tax-Exempt, Tennessee Tax-Exempt, Virginia Tax-Exempt, Funds of Reserve Tax-Exempt Trust and the New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust (the "Fund(s)"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Funds at the above address. This Statement is dated July 31, 1996, as amended _______ _, ____.






                      TABLE OF CONTENTS                                                       PAGE
                      -----------------                                                       ----
                      Investment Objective and Policies                                          2
                      Trustees and Executive Officers                                            3
                      Investment Management, Distribution,
                        Service and Custodian Agreements                                         4
                      Portfolio Turnover, Transaction
                        Charges and Allocation                                                   7
                      Shares of Beneficial Interest                                              7
                      Purchase, Redemption and Pricing
                        of Shares                                                                8
                      Distributions and Taxes                                                   10
                      Fund Yield                                                                11
                      Reserve Cash Performance Account Plus                                     12
                      Municipal Obligations                                                     13
                      Ratings                                                                   14
                      Risk Factors of Concentrating in Arizona                                  15
                      Risk Factors of Concentrating in California                               15
                      Risk Factors of Concentrating in Connecticut                              17
                      Risk Factors of Concentrating in Florida                                  18
                      Risk Factors of Concentrating in Louisiana                                19
                      Risk Factors of Concentrating in Massachusetts                            19
                      Risk Factors of Concentrating in Michigan                                 20
                      Risk Factors of Concentrating in New Jersey                               20
                      Risk Factors of Concentrating in North Carolina
                      Risk Factors of Concentrating in Ohio                                     21
                      Risk Factors of Concentrating in Tennessee                                21
                      Risk Factors of Concentrating in Virginia
                      Risk Factors of Concentrating in New York                                 21
                      Report of Independent Accountants                                         26
                      Financial Statements                                                      27



          SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                       INVESTMENT OBJECTIVE AND POLICIES

          The following information provides additional details about the Funds' investment objectives and policies.

          Each Fund's investment objective is to seek as high a level of short term interest income exempt from federal, state, and, with respect to the New York Portfolio, local income taxes as is consistent with preservation of capital and liquidity, by investing principally in municipal securities.

          These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of bond counsel for the issuers ("Municipal Obligations"). Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, street, water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax. At least 80% of each Fund's assets will be invested in municipal bonds and notes exempt from federal, state, and with respect to the New York Tax-Exempt Fund, local income taxes unless the Fund has adopted a defensive position. During periods when a state's Municipal Obligations meeting a Fund's quality standards are not available, a Fund may invest up to 20% of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.

          The Funds will purchase tax exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"); SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines adopted by the Board of Trustees to those rated securities in which a Fund may invest.

          Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of any nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five business days of the date the investment adviser becomes aware of the new rating. Should a rated Municipal Obligation cease to be rated, the investment adviser will promptly reassess the quality and credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

          From time to time, on a temporary basis other than for temporary defensive purposes, the Funds may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Funds will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of a Fund will be invested in Taxable Investments at any time.

          SUPPLEMENTAL INVESTMENT POLICIES. The Funds' investment objective, and the following supplemental policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. A Fund cannot: (1) invest in any security other than those discussed herein or in the Prospectus;
(2) borrow
money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities), and not in an amount to exceed 5% of the value of its total assets; (3) issue securities senior to its capital stock;
(4) act as an underwriter with respect to the securities of others; (5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in Municipal Obligations, U.S. Governments or instruments secured by such obligations; (6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, a Fund may purchase Municipal Obligations secured by interests in real estate;
(7) lend more than 33 1/3% of the value of its total assets to the extent its investments are considered loans; (8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, a Fund shall have the authority to purchase Municipal Obligations subject to a stand-by commitment, at the Fund's option; (9) invest in voting securities or in companies for the purpose of exercising control; (10) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940; (11) make investments on a margin basis; and
(12) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of a Fund, the investment adviser or affiliated person except in compliance with the Investment Company Act of 1940.

          OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a stand-by commitment to repurchase the securities, at a Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities.

          REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when a Fund purchases and simultaneously contracts to resell in advance securities at fixed prices determined by the yields negotiated.
Each Fund will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by each Fund's Board of Trustees. The investment adviser will follow procedures intended to provide that all acquired repurchase agreements are at least 100% collateralized as to principal and interest. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of a Fund's custodian. If the seller defaults on the repurchase obligation, a Fund could incur a loss, and may incur costs in disposing of the underlying security. The Funds will not hold more than 10% of their net assets in illiquid securities, including repurchase agreements with a term greater than seven days.

          The Funds may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Funds' policy that entering into a reverse repurchase agreement will be for temporary purposes only and, when aggregated with other borrowing, may not exceed 5% of the value of the total assets of a Fund at the time of the transaction.


                        TRUSTEES AND EXECUTIVE OFFICERS

      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET and RTET.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET and RTET. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET and RTET. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

      Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET and RTET.

      MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

      Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, and RNYTET. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET and RNYTET. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

--------------------------------------------------
*Interested Trustee within the meaning of the Investment Company Act of 1940. Messrs. Ehlert, Emmet, Harrington, and Johnsen are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

          During the fiscal year ended May 31, 1995, the Trustees received the following fees from the Funds: $83 from the California Tax-Exempt Fund, $1,021 from the Connecticut Tax-Exempt Fund, $282 from the Massachusetts Tax-Exempt Fund, $204 from the New Jersey Tax-Exempt Fund and $3,306 from the New York Tax-Exempt Fund. As of June 30, 1995, Trustees and officers as a group owned less than 1% of the outstanding shares of the California Tax-Exempt, Connecticut Tax-Exempt, New Jersey Tax-Exempt and New York Tax-Exempt Funds and shares of the Massachusetts Tax-Exempt Fund. During the year ended May 31, 1995, each Fund held four Board meetings and one Review Committee meeting.

                               COMPENSATION TABLE


                                               AGGREGATE                    TOTAL COMPENSATION
                                             COMPENSATION               FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                               FROM FUND*          (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
--------------------------------------------------------------------------------------------------------
Edwin Ehlert, Jr.                             $1,444                           $16,500
Henri W. Emmet                                $1,444                           $16,500
Rev. Donald J. Harrington                     $1,444                           $16,500
Niels W. Johnsen                              $1,444                           $16,500



                  INVESTMENT MANAGEMENT, DISTRIBUTION, SERVICE
                            AND CUSTODIAN AGREEMENTS

       INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI"), 14 Locust Place, Manhasset, N.Y. 11030, of which Messrs. Henry B.R. Brown and Bruce R. Bent are the Directors, manages each Fund and provides it with investment advice pursuant to an Investment Management Agreement. Messrs. Brown and Bent together with their children own RMCI. Under each agreement, RMCI manages each Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction of the Trustees. RMCI also pays the promotional expenses related to the sale of each Fund's shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by a Fund, or registration fees and expenses).

       Each of the Funds periodically pays RMCI a management fee at the annual rate of .50% of the first $500 million of average daily net assets, .475% of the next $500 million of such assets, .45% of the next $500 million of such assets, .425% per annum of the next $500 million of such assets, and .40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1992, 1993, 1994, 1995, and 1996 RMCI received management fees of $830,684, $886,468,
$591,908, $200,783 and $155,027 respectively from the Connecticut Tax-Exempt Fund; $0, $0, $8,253, $52,248, and $48,113 from the Massachusetts Tax-Exempt Fund; and $751,572, $770,031, $803,061, $763,741 and $775,398 from the New
York Tax-Exempt Fund. For the period October 17, 1994 to May 31, 1995 and fiscal year ending May 31, 1996 RMCI received $24,072 and $50,807 in management fees from the California Tax-Exempt Fund. For the period of June 21, 1994 to May 31, 1995 and fiscal year ending May 31, 1996, RMCI received $51,948 and $154,727 in management fees from the New Jersey Tax-Exempt Fund.

       From time to time, RMCI may waive receipt of its fees and or voluntarily assume certain expenses of a Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources as it from time to time deems appropriate.

       The Investment Management Agreements for the Connecticut Tax-Exempt and New York Tax-Exempt Funds were duly approved by shareholders in 1986 and the Investment Management Agreement for the Massachusetts Tax-Exempt Fund was duly approved by shareholders in 1990, and the California Tax-Exempt and New Jersey Tax-Exempt Fund was duly approved by shareholders in 1994. Each may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The agreements terminate automatically upon their assignment and may be terminated without penalty upon 60 days' written notice by a vote of the Board of Trustees of each Fund or by vote of a majority of outstanding voting shares of a Fund or by RMCI.

       SERVICE AGREEMENT. Under a Service Agreement, RMCI furnishes to each Fund all personnel required for administrative, clerical, recordkeeping, bookkeeping, shareholder accounting, and shareholder servicing functions. In addition, RMCI provides at cost, office space, office equipment (including computers), office supplies, and direct expenditures which include brokerage fees and commissions, interest, taxes, issuing and redemption costs, registration fees, disinterested Trustees' fees, custodial fees, extraordinary legal expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings, and independent accountants' fees. For all of these items, each Fund reimburses RMCI for its costs. However, RMCI has agreed to repay promptly any amount reimbursed which a majority of the disinterested Trustees reasonably determines is in excess of, or not properly attributable to, the cost of operations or expenses of each Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' written notice. Reserve Management Corporation, an affiliate of RMCI, may provide some of these services.

       Pursuant to the Service Agreement, during the fiscal year end May 31, 1996, the California Tax-Exempt, Connecticut Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, New Jersey Tax-Exempt and New York Tax-Exempt Fund reimbursed RMCI $33,708, $109,481, $38,921, $104,660 and $528,648, respectively, for expenses. For the fiscal years ended May 31, 1994 and 1995, RMCI was reimbursed $0 and $15,416 by the California Tax-Exempt Fund; and $384,106 and $109,072 for expenses by the Connecticut Tax-Exempt Fund; $0 and $34,840 by the New Jersey Tax-Exempt Fund; $49,916 and $37,309 by the Massachusetts Tax-Exempt Fund; and $505,084 and $459,889 by the New York Tax-Exempt Fund, respectively.

       DISTRIBUTION AGREEMENT. The Funds' Distributor is Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, N.Y. 10019. The Funds have authorized the Distributor, in connection with its sale of their shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. A Distributor may offer and sell shares of the Funds pursuant to a separate Prospectus applicable to such Distributor. The Distributor is a "principal underwriter" for the Funds within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of their shares. The Distributor has the right to enter into selected dealer agreements with brokers or other persons of its choice for the sale of the Funds' shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Plan of Distribution described below. RESRV's principal business is the distribution of mutual fund shares. RESRV has retained no underwriting commissions during the last three fiscal years. During the fiscal year ended May 31, 1996, the Distributor received no distribution assistance payments from any of the Funds.

       The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal or by the vote of a majority of the outstanding voting securities of the Fund.

       PLAN OF DISTRIBUTION. Each Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, each Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance services at an annual rate of .20% of the average net asset value of qualified accounts. Such distribution assistance may include, but may not be limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used by RMCI to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, in its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that the payee makes to the Fund by increasing assets under management and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit each Fund and its shareholders.

       The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of a Fund's shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be re-registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for a Fund may be required to register as securities dealers in certain states.

       Under each Plan, the Trustees are provided quarterly reports of the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.

       During the fiscal year ended May 31, 1996, the California Tax-Exempt Fund, the Connecticut Tax-Exempt Fund, the New Jersey Tax-Exempt fund, the Massachusetts Tax-Exempt Fund and the New York Tax-Exempt Fund made payments under each Plan of $20,231, $45,547, $61,458, $2,822 and $299,169, respectively.
Any such payments are intended to benefit a Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 1996, substantially all payments made by a Fund were to brokers or other financial institutions and financial intermediaries for share balances in a Fund.

       The Plans and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of a Fund or by vote of the disinterested Trustees. The Plans and related agreements may be renewed from year to year if specifically approved by the Boards of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

       The Securities and Exchange Commission had proposed to amend Rule 12b-1 under the Investment Company Act of 1940 in a manner which, among other things, would effectively prohibit the implementation of compensation plans or any other plans that do not tie payments by a fund to specific distribution activities. If such a proposal were implemented, the Board of Trustees would determine, at such time and in light of the existing circumstances, the appropriateness of continuing the Plan, recommending its modification or discontinuance, or taking any other action.

       CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, N.Y. 10004 and Bankers Trust Company, One Bankers Trust Plaza, New York, N.Y. 10015 are Custodians of the Funds securities and cash pursuant to Custodian Agreements. Coopers & Lybrand L.L.P, 1301 Avenue of the Americas, New York, N.Y. 10019 is the Funds' independent accountant.


             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

       As investment securities transactions made by each Fund are normally principal transactions at net prices, the Fund's do not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. During the past three fiscal years the Funds have not paid any brokerage commissions.

       The Funds' policy of investing in debt securities maturing within one year results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material adverse effect upon the net asset value or yield of a Fund.

       Subject to the overall supervision of each Fund's officers and the Boards of Trustees, RMCI places all orders for the purchase and sale of a Fund's investment securities. In general, in the purchase and sale of investment securities RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Funds as determined in good faith by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of a Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

       When orders to purchase or sell the same security on identical terms are simultaneously placed for the Funds and other portfolios managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each portfolio. However, RMCI may not always be able to purchase or sell the same security on identical terms for all portfolios affected.


                         SHARES OF BENEFICIAL INTEREST

       The Declaration of Trusts permit the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of each Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of a Fund, shareholders are entitled to share pro rata in its net assets. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to a Fund's issued shares without shareholder approval.

       Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each Fund share has an equal interest in the net assets of its portfolio, equal rights to all dividends and other distributions from its portfolio, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustee could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of a business trust. The Declaration of Trusts contain an express disclaimer of shareholder liability for acts or obligations of a Fund and requires that notices of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trusts provide for the indemnification out of the Fund property of any shareholder held personally liable for the obligations of a Fund. The Declaration of Trusts also provide that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which a Fund itself would be unable to meet its obligations.

       The Declaration of Trusts further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law; but nothing in the Declarations protect a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

       Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

       As of June 30, 1996, the following persons owned beneficially or of record 5 percent of the California Tax-Exempt Fund: Leonard Williams, 1121 Somera Road, Bel Air, CA 90077 (11.9%).

       As of June 30, 1996, the following persons owned beneficially or of record 5 percent of the Connecticut Tax-Exempt Fund: Fudiciary Trust Co., P.O. Box 3199, Church St. Sta., New York, NY 10036 (13.9%) and Klaus Schleehauf, 33 Maple Avenue, Bloomfield, CT 06002 (6.4%).

       As of June 30, 1996, the following persons owned beneficially or of record 5 percent of the Massachusetts Tax-Exempt Fund: Mitchell & Webb, Inc., 222 Mill Road, Chemsford, MA 01824 (5.3%) and Catalog Ventures, Inc., 222 Mill Road, Chemsford, MA 01824 (21.9%).

       As of June 30, 1996, the following persons owned beneficially or of record 5 percent of the New York Tax-Exempt Fund: Fiduciary Trust Co., P.O. Box 3199, Church St. Sta., New York, NY 10036 (13.9%).


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

       Redemption payments will normally be made by check or wire transfer but each Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Funds have elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act of 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. Redemptions in kind are further limited by the Funds' intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

       IF SHARES OF A FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH WILL GENERALLY BE UP TO 10 BUSINESS DAYS.

       PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Funds' Plans of Distribution ("Plan"). Under the Plans, payments are made to persons who provide assistance in distributing Fund shares or other assistance to a Fund.

       NET ASSET VALUE. Shares are offered at net asset value. The net asset value of the Funds are calculated at the close of each business day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day on other days the New York Stock Exchange is closed for trading, and on regional banking holidays which may include Martin Luther King's Birthday and Columbus Day. The net asset value of each Fund is normally maintained at $1.00 per share. The Funds cannot guarantee that their net asset value will always remain at $1.00 per share.

       The net asset value per share of a Fund is determined by adding the value of all of its securities, cash and other assets, subtracting its liabilities, and dividing the results by the number of its shares outstanding. The Boards of Trustees has determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

       In order to maintain a $1.00 share price the Funds will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Boards of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which a Fund proposes to enter into repurchase agreements. In addition, the Funds' have adopted procedures, taking into account current market conditions and the investment objective, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of a Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of a Fund, withholding dividends, redemption of shares of a Fund in kind, or reverting to valuation based upon market prices and estimates.

       SHAREHOLDER SERVICE POLICIES. The Funds' policies concerning shareholder services are subject to change from time to time. The Funds reserve the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Funds further reserve the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Funds' standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Funds reserve the right to increase their minimum initial investment amount at any time.

       CREDITING OF INVESTMENTS. The Funds will only give credit for investments in them on the day they become available in federal funds which is normally within one or two days of receipt. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 A.M. (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Funds for investment are only accepted when submitted in proper form, denominated in United States dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Checks delivered to the Funds after 11:00 AM (New York time) are considered received on the following business day.

       Checks drawn on foreign banks are normally not accepted by the Funds. In addition, the Funds do not accept cash investments.

       The Funds reserve the right to reject any investment in them for any reason and may at any time suspend all new investment.

       IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY A FUND OR IF SHARES ARE PURCHASED BY A CHECK WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTABLE, THE SHARE PURCHASE MAY BE CANCELLED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND MAY APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS OWED THE FUND.

       SHARE CERTIFICATES.  Share certificates are not issued by the Funds.


                            DISTRIBUTIONS AND TAXES

       Each of the Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of their shareholders. The status of the Funds as regulated investment companies does not involve government supervision of management or of investment practices or policies. If they so qualify, in any fiscal year in which each distributes at least 90 percent of its net income, a Fund will not be subjected to federal income tax on such distributed amounts. Although interest derived from Municipal Obligations is not subject to federal income taxation, any net capital gains realized by a Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares, will be taxable to shareholders.

       In order to qualify as a regulated investment company under the Code, a Fund must, among other things, in each fiscal year distribute at least 90 percent of its investment company taxable income to shareholders; derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities; meet certain diversification requirements; and derive less than 30 percent of the gross income from the sale or disposition of securities held for less than three months.

       Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for federal income tax purposes. The percentage of income that is tax exempt will be determined for each year and will be applied uniformly to all dividends declared during that year. This percentage may differ from the actual tax exempt percentage for any particular day. Distributions of net investment income received by a Fund from investments in debt securities other than Municipal Obligations and any net realized capital gains distributed by a Fund will be taxable as ordinary income. Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.

       If any dividends are not exempt from federal or state and local income taxes shareholders will be advised of such percentage by January 31 of the following year. Distributions will be reported under more than one tax identification number only if a separate account is established for each number. If a Fund has both tax exempt and taxable interest income, it will use the "actual earned method" for determining the percentage that is taxable income. Under this method, the ratio of taxable income earned during the period, for which a distribution was made, to total income earned during the period determines the percentage of the distribution designated taxable and, as a result, the percentage of the distribution that is tax-exempt may vary from distribution to distribution.

       The identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental users, then such nongovernmental user would be deemed to be the sole issuer. However, in either case, if the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other agency.

       The Tax Reform Act of 1986 ( the "Act") provides that in the event a Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining any liability for the alternative minimum tax applicable to individuals and the alternative minimum tax and the environmental tax applicable to corporations. In the case of corporations, federal alternative minimum taxable income will also include one-half the excess of the corporation's pre-tax book income (including all exempt-interest dividends) over the corporation's other federal alternative minimum taxable income. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

       The Act also provides that, for taxable years beginning after December 31, 1986, every person required to file a tax return must report solely for information purposes on such return the amount of exempt interest dividends received from a Fund during the taxable year. In addition, with respect to a shareholder who receives exempt interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt interest dividends, be disallowed.

       The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessary result in exemption under the tax laws of any state or local taxing authority.

       Shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in a Fund which may differ from the federal income tax consequences described above.

                                   FUND YIELD

       The current yield of a Fund may differ from the Fund's effective yield and annualized dividends.

       Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on by the original share and any such additional shares; and
(ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

       Effective yield is computed by adding one to current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return + 1) /7]365-1. Effective annual yields are a representative of the effective annual rate of return produced by the monthly compounding of Fund dividends.

       Taxable equivalent yield is computed by dividing either current yield or effective yield by a denominator equal to one minus a stated income tax rate according to the following formula: Taxable Equivalent Yield = Current or Effective Yield - (1 - Income Tax Rate)

       Yield information may be useful in reviewing the performance of a Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.


                     RESERVE CASH PERFORMANCE ACCOUNT PLUS

       The Reserve Cash Performance Account Plus ("CPA") is a comprehensive package of additional services offered to investors in the Funds for an additional fee.

       CHECK PLAN. A Check Plan is an arrangement with Bank One, Columbus, NA ("Bank One") whereby checks are issued to the participant which may be used to redeem shares in any amount in a participant's Fund account. If Bank One accepts a check for final payment, it will be paid by redemption of shares from your account. Bank One will process new debits to a CHECK PLAN in order of receipt against Bank One's determination of the CHECK PLAN "open-to-buy value" (the sum of the value of the participant's shares transmitted before noon to Bank One excluding (i) dividends which are accrued daily but including dividends paid monthly and (ii) checks and wires for the purchase of shares which have not been verified as described under "Restrictions" below, hereinafter referred to as the participant's account "liquidity value," minus previous CHECK PLAN net debits which have not been applied against the account's value). These debits include outstanding unpaid checks authorized against the CHECK PLAN open-to-buy value and redemptions from the participant's account determined and reported to Bank One. Any check in an amount exceeding the participant's CHECK PLAN open-to-buy value for that business day will not be paid but will be returned by Bank One to the payee in such manner as Bank One may select. Checks may be used in the same manner as other bank checks and may be written in any amount. Checks will be received by Bank One through the Federal Reserve System or other clearing channels which Bank One may establish from time to time. Checks will not be returned to the participant but complete information on such checks, including the payee, will be supplied to the participant on a monthly basis. Bank One will supply checks to each participant which will be subject to the terms of your Reserve CPA Account Agreement in the application for a CHECK PLAN.

       A Fund will charge a non-refundable annual CPA service fee (currently $75 which may be charged to the account monthly) and a transaction fee of $0.50 for each additional check in excess of five presented for payment within the statement period. Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice to participants. In addition, broker/dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

       CUSTOM PLAN. A CUSTOM PLAN is a CHECK PLAN plus a VISA Gold card issued to the participant. The VISA Gold card is a debit card, not a credit card.
The Custom Plan and VISA Gold card are available only to customers of participating broker/dealers or other financial institutions. Use of the debit card will provide automatic common carrier travel insurance, auto rental/loss damage insurance and extended product guarantees. In addition, VISA Gold cardholders will be provided a comprehensive package of free travel and emergency assistance services, including: emergency cash; emergency card replacement; medical, legal and lost baggage assistance; and emergency ticket replacement.

       Bank One will process new debits to a CUSTOM PLAN in the order of receipt against Bank One's determination of the CUSTOM PLAN "open-to-buy value" (the sum of the participant's account value minus previous CUSTOM PLAN net debits which have not been applied against net asset value). These debits include outstanding VISA Gold card charges, unpaid check charges, cash advances authorized by Bank One against the CUSTOM PLAN open-to-buy value and redemptions from the participant's account determined and reported to Bank One. A Fund will redeem shares on behalf of the participant on the business day it receives notice of these debits from Bank One and send the proceeds to Bank One to cover such debits.

       The conditions for establishing a CPA account may be altered or waived by the Funds, either with respect to services generally or with respect to special groups or limited categories of individuals. The checks and VISA Gold card features of the CPA Program are intended to provide participants with easy access to their account assets. The Funds may reject any application to open a CPA account and may terminate a CPA account for any reason. Bank One may reject any application for checks or cards.

       TRAVEL INSURANCE. Use of cards to pay the full travel fares for you, your spouse, and your dependent children under the age of 25 years on any air or land or water conveyance operated by a common carrier licensed to carry passengers for hire will insure each automatically against accidental bodily injuries which are the sole cause of death or dismemberment while riding in, boarding, or getting out of such aircraft or conveyance. Your name must appear in an account registration or you must be an associate cardholder for this travel insurance to cover you, your spouse, and your dependent children.

       VISA GOLD CARD. Upon approval of an application for participation in the CUSTOM PLAN, Bank One will issue one or more VISA Gold Cards to the participant. Bank One will not give authorizations for cash advances exceeding on any business day the CUSTOM PLAN open-to-buy value.

       Participants subscribing to the CUSTOM PLAN service may be liable for the unauthorized use of their card up to the amount set by the governing Federal regulations which is currently $500 if the Funds or Bank One is not notified of the theft or loss within 2 business days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the CUSTOM PLAN participant should report the loss immediately by telephoning Bank One at (614) 248-4242 which can be reached 24 hours a day, seven days a week or the Funds at (800) 631-7784 or (212) 977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).

       The use of checks, and cards by participants will be subject to the terms of your Reserve CPA Account Application and VISA Account Shareholder Agreements.


                             MUNICIPAL OBLIGATIONS

       Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issued to refund outstanding debt and obtain funds for general operating expenses.

       Municipal bonds, which are long term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, as in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

       Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by a Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

       Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds, or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

       On April 20, 1988, the United States Supreme Court in South Carolina v. Baker, overruled an 1895 case, Pollock v. Farmers' Loan & Trust Company which held that interest on Municipal Obligations was immune from Federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the Federal income tax exemption for interest on certain Municipal Obligations.

       The Funds may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Funds would be adversely affected. In such event, the Funds would reevaluate their investment objective and policies and submit possible changes in the structure of the Funds for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Funds may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in them. Substantial reductions in the availability of tax-exempt securities might also cause a reevaluation of a Fund's investment objective and policies.

       VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments that the Funds may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to the required for the holder to demand payment.

       The variable rate demand instruments in which the Funds may invest will comply with Rule 2a-7 under the Investment Company Act of 1940. The Funds will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment adviser may determine that an unrated variable rate demand instrument meets the Fund's investment high quality criteria if it is backed by a suitable bank letter of credit or guarantee.

       The variable rate demand instruments that the Funds may invest in include participation interests purchased from banks in variable rate tax exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.


                                    RATINGS

       TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be a high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following two designations all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: MIG-1/VMIG-1, Best Quality and MIG-2/VMIG-2, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support of demonstrated broad based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large as in MIG-1/VMIG-1.

       S&P's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more that 365 days. The highest quality obligations are rated "A". Issues assigned A rating for regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by Standard & Poor's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.

                     RISK FACTORS OF CONCENTRATING IN ARIZONA

       Arizona has been one of the fastest growing states in the nation since World War II. Its growth has been due, in part, to its favorable climate and affordable housing generally associated with the states in the Southwest. In the late 1980s, the state's rapid growth was sharply curtailed by an overbuilding of office space which led to a slower rate of new construction and financial difficulties in the banking and savings and loan industries. This was compounded by reduced defense spending which adversely affected many defense-related electronics firms. The economy has also seen a noticeable shift away from manufacturing toward services, evidenced in part by the attraction of major credit card processing centers. These and other trends have resulted in a shift to lower paying jobs. The state's economy is improving and Arizona has had some success in attracting business from California, which is seen as having a less favorable regulatory environment. Arizona has seen a rapid influx of new residents in 1995, and the workforce has tended to expand more rapidly than available jobs. An exception has been in construction and retail, where labor shortages were reported in late 1995.

       Many new companies have established operations in Arizona because of its proximity to Mexico, so that they can take better advantage of the North American Free Trade Agreement. The state also lowered its corporate income tax rate to 9.0% in 1994, down from 9.3% in 1993. The corporate tax rate was 10.5% in 1989.

       Although the state economy is generally strong, Arizona's financial flexibility has been eroded recently due to slow revenue growth in recent years together with a substantial increase in expenditures for prisons and health and welfare programs. The state is required by law to maintain a balanced budget and has managed recurring budget shortfalls since 1985 with a combination of internal borrowing, acceleration of tax payments, onetime adjustments and program cuts. As projected budget shortfalls increase, the state legislature may be required to take additional actions, including budget reductions and tax increases, to close such deficits.

                   RISK FACTORS OF CONCENTRATING IN CALIFORNIA

       The following discusses the risks of concentrating investments in obligations of the State of California ("State") and its political subdivisions, duly constituted authorities and corporations.

       Since the start of State's 1990-91 fiscal year, the State has faced the worst economic, fiscal, and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), exports and financial services, among other, have all been severely affected. Overall, the State has lost over 800,000 jobs since May 1990. Additional job losses are expected in 1993 before net employment starts to increase, and pre-recession job levels will not be reached for several more years. Unemployment reached 10% in November 1992 and is expected to remain near that level through 1993. Recovery from the recession in California is not expected in meaningful terms until late 1993 or 1994, notwithstanding signs of recovery elsewhere in the nation.

       The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund - K-12 schools and community colleges, health, welfare and corrections - growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits; the State Controller reports that expenditures exceeded revenues for four of the last five completed fiscal years. By June 30, 1992, according to the Department of Finance, the State's General Fund had an accumulated deficit on a budget basis, of approximately $2.2 billion.

       A further consequence of the large budget imbalance over two fiscal years was that the State used up all of its available cash resources. In late June, 1992 the State was required to issue $475 million of short-term revenue anticipation warrants to cover obligations coming due on June 30. Because the 1992-93 Budget Act was not adopted until September 2, 1992, the State was delayed in carrying out its usual cash flow borrowing for the fiscal year. The shortfall of cash forced the State Controller, after July 1, 1992, to issue approximately $3.8 billion of interest-bearing "registered warrants" in lieu of regular warrants which are redeemable for cash to many State vendors, suppliers and employees and to local government agencies to pay valid obligations from the prior fiscal year, and to pay continuing obligations after July 1 based on special appropriations or court orders. Certain constitutionally mandated obligations, such as debt service on bonds and revenue anticipation warrants, were paid with available cash. Registered warrants had not been issued by the State in the 1930s.

       The 1992-93 Budget Act closed a "gap" of about $7.9 billion, but budgeted a reserve at June 30, 1993 of only $28 million. However, the Governor's Budget for 1993-94, released January 8, 1993 (the "1993-94 Governor's Budget"), predicted revenues in the 1992-93 fiscal year will be $2.5 billion below 1992-93 Budget Act projections, and projected the State will have a $2.1 billion budget deficit at June 30, 1993. This however, assumed favorable legislative action by March 1993 on certain proposals to reduce health and welfare payments and eliminate a renters' tax credit, which combined would have saved $475 million by June 30, 1993. The Legislature has failed to enact these proposals. This, combined with the impact of the State Franchise Tax Board's February 4, 1993 order to release the renters' tax credit refunds, will require at least another $475 million in budget reductions in addition to those proposed in the 1993-94 Government's Budget. The 1993-94 Governor's Budget also projects that cash resources will be depleted during May 1993, necessitating additional cash flow borrowing. Actual performance for the balance of the 1992-93 Fiscal year will depend on many factors, including economic conditions in the State and the nation. As result of the deterioration in the State's budget and cash situation in fiscal years 1991-92, and 1992-93, rating agencies reduced the State's credit ratings. Between November 1991 and October 1992 the rating on the State's general obligation bonds was reduced by S&P from AAA to Aa+, by Moody's from Aaa to Aa, and by Fitch from AAA to AA.

       The California personal income tax, which in 1990-91 contributed about 45% of General Fund revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 11%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax
(AMT) which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11% effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3%, and the AMT rate is scheduled to drop from 8.5% to 7%.

       The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

       The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 39% of General Fund revenue in 1991-92. Bank and corporation tax revenues comprised about 11% of General Fund revenue in 1991-92. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products.

       The Governor's Budget proposal for 1994-95 released January 7, 1994, projected General Fund revenues and transfers in the fiscal year of $39.7 billion (a reduction of $900 million from the original 1993-94 Budget Act) and expenditures of $39.7 billion (an increase of $800 million over the original 1993-94 Budget Act). The Governor's Budget proposed General Fund revenues and transfers of $41.3 billion (including $2.0 billion from the Federal government) and expenditures of $38.8 billion in the 1994-95 fiscal year, which would leave a balance of approximately $260 million in the budget reserve, the Special Fund for Economic Uncertainties (the "SFEU"), at June 30, 1995 after repayment of the accumulated 1992-93 budget deficit of $2.8 billion.

       On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. The full impact of the earthquake on Los Angeles and surrounding areas and on the State's finances has not been determined.

       California is experiencing its deepest recession since the 1930's. The State's tax revenue experience clearly reflects sharp declines in employment income and retail sales on a scale not seen in over 50 years. California's economy has clearly not joined in the national recovery. Employment continued to decline through the latter months of 1992, retail sales remain below year ago levels, what growth there is in personal incomes is mainly attributable to government transfer payments and construction activity deteriorated further in late 1992.

       The State's economy faces several formidable barriers which will likely prolong the recession through much of 1993 and will inhibit the pace of recovery when it does finally arrive late in 1993 or early in 1994:

       Defense budget cuts will continue to reduce employment in the aerospace industry while the major impacts of previously announced military base closings will be felt mainly in the 1993-95 period.

       The construction and real estate sectors face a variety of obstacles, including huge oversupplies of commercial office, retail and hotel space, constraints on traditional financial institutions relative to real estate lending and a painful adjustment in the upper half of the housing market.

       California based industries, such as high technology manufacturing are looking increasingly to lower cost areas of the nation and the world when considering expansion sites. The factor may already be impeding the State's recovery.

       Export markets are unlikely to provide much support to the State's economy in 1993. Japan, Western Europe, Canada and Mexico are all affected by the global slowdown and California has a disproportionate share of export oriented jobs in manufacturing and other industries as well.

       Cost containment efforts are "downsizing" are continuing in a variety of service producing industries, including finance, transportation, utilities and wholesale and retail trade.

       The construction industry is projected to see only modest improvement in homebuilding to perhaps 115,000 units from 1992's estimated 95,000 unit volume. Even 1944's 144,000 figure is a far cry from the quarter million unit years of the lats 1980s.

       With continued weakness in aerospace construction and export California recovery will depend on national economic growth and the gradual completion of the restructuring of the state's services economy. Eventually - by late 1993 or early 1994 - underlying national growth trends should be sufficient to offset the diminishing negative effects of defense cuts, real estate imbalances and sluggish export markets. Specifically, the Governor's Budget projects further, albeit modest declines in employment over the first half of 1993, stabilization in the second half of the year with an upturn finally underway by the end of 1993 or early 1994. On a year average basis, however, wage and salary employment is expected to decline by about 1% in 1993 compared to 1992's drop of slightly more than 2% and 1991's 3% fall. In 1994, the number of jobs is expected to increase by over 1%.

       The State's unemployment rate which first broke into double digits in November 1992, is expected to remain near 10% throughout 1993, reflecting continued labor force growth against stagnant employment. In 1994, the rate is expected to fall slow to 9.5% on an annual average basis.

                  RISK FACTORS OF CONCENTRATING IN CONNECTICUT

       The following concerns the risks of concentrating investments in obligations of the State of Connecticut ("State") and its political subdivisions, duly constituted authorities and corporations.

       Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total nonagricultural employment. Manufacturing employment has been on a downward trend since 1984 while nonmanufacturing employment has risen significantly. From 1970 to 1992, manufacturing employment has declined 30.8% while the number of persons employed in service-related industries, such as trade, government, health, education, recreation, utilities, finance, insurance, transportation, and real estate increased 60.8%. Although agriculture remains significant to Connecticut, the amount of land devoted to farming has declined over time. These trends are expected to continue in the future. Tourism and summer residency are also economic factors.

       Manufacturing has traditionally been of prime economic importance to Connecticut and remains the State's single most important economic activity. The manufacturing industry is diversified, with transportation equipment (primarily commercial and defense related) the dominant industry, followed by fabricated metal products, non-electrical machinery and electrical machinery. Defense-related business plays an important role in the Connecticut economy. Economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. In the past ten years Connecticut has generally ranked from 6th to 11th among all states in total defense contracts awards, receiving 2.8% of all such contracts in 1992. On a per capita basis, defense awards to Connecticut have been among the highest in the nation. In recent years, the federal government has reduced defense-related spending and this trend is expected to continue. Both United Technologies Corporation and General Dynamics Corporation's Electric Boat Division have announced substantial labor force reduction. Any further decline in the federal defense budget could have a detrimental affect on the Connecticut economy.

       The industrial activity of the State is concentrated in two regions.
The first, the Naugatuck Valley extends from Bridgeport north through Ansonia and Waterbury to Torrington, and has a high proportion of heavy industry. The second, a belt extending from Hartford southwest through New Britain, Middleton and Meriden to New Haven, is typified by highly skilled precision metal products manufacturing. In addition, certain large submarine building activity and chemical production exist in the Groton area.

       Hartford, the capital of Connecticut, is a center of the insurance industry and a major service center for business and commerce. The southwestern portion of the State benefits from its proximity to New York City, with a substantial amount of suburban commutation to New York. An important factor in Connecticut's overall economic and employment picture is the influx of major business organizations that are relocating corporate headquarters or executive offices in Connecticut. Major employers in Connecticut include United Technologies Corporation, General Dynamics Corporation, Aetna Life and Casualty Company, The Travelers Insurance Company and Yale University.

       The budget adopted by the General Assembly for fiscal 1993-94 projects General Fund operations of $7,690.1 million and estimated General Fund revenues of $7,695.3 million. The State Comptroller's monthly report for November 1993, which is required by Section 3-115 of the Connecticut General Statutes, reflects a surplus of $62.9 million. No assurance can be given that the financial assumptions utilized in the 1993-94 budget will be accurate and that there will not be subsequent changes to the budget.

       On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the adopted budget complies with the current statutory spending cap definitions enacted in 1991. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional statutory definitions of general budget expenditures.

       In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes was a four year gradual rate reduction to the Corporation Business Tax based on income. Additionally, the interest rate for late payment of the Corporation Business Tax was reduced and additional tax credits, including a research and development tax credit, were created. In addition, several Sales Tax exemptions were added which include, among others, amusements and recreation, certain tax preparation services and car washes.

       Although the State recorded General Fund surpluses in its fiscal years 1985 through 1987, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The Comptroller's annual reports for the fiscal years ended June 30, 1992, 1993 and 1994 reflected General Fund operating surpluses of $110 million, $113.5 million, and $19.7 million, respectively. The Comptroller's monthly report for the period ended August 31, 1994 stated that on a GAAP basis the cumulative deficit is $531 million for fiscal 1994-95. S&P, Moody's and Fitch currently rate Connecticut's bonds AA-Aa and AA+, respectively.

       There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the ability of Connecticut issuers or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder.

                   RISK FACTORS OF CONCENTRATING IN FLORIDA

       The Fund invests in obligations of Florida issuers which results in the Fund's performance being subject to the risks associated with the overall conditions present within the state. The following information is a brief summary of the recent prevailing economic conditions and a general summary of the state's financial status. This information is based on official statements relating to securities that have been offered by Florida issuers and from other sources believed to be reliable but should not be relied upon as a complete description of all relevant information.

       Florida is the twenty-second largest state with an area of 54,136 square miles and a water area of 4,424 square miles. The state is 447 miles long and 361 miles wide with a tidal shoreline of almost 2,300 miles. According to the U.S. Census Bureau, Florida moved past Illinois in 1986 to become the fourth most populous state, and as of 1990, had an estimated population of 13.2 million.

       Services and trade continue to be the largest components of the Florida economy, reflecting the importance of tourism as well as the need to serve Florida's rapidly growing population. Agriculture is also an important part of the economy, particularly citrus fruits. Oranges have been the principal crop, accounting for 70% of the nation's output. Manufacturing, although of less significance, is a rapidly growing component of the economy. The economy also has substantial insurance, banking, and export participation. Unemployment rates have historically been below national averages, but have recently risen above the national rate.

       Section 215.32, Florida Statutes, provides that financial operations of the State of Florida covering all receipts and expenditures must be maintained through the use of three funds--the General Revenue Fund, the Trust Fund, and the Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Working Capital Fund receives revenues in excess of appropriations and its balances are freely transferred to the General Revenue Fund as necessary. In November, 1992, Florida voters approved a constitutional amendment requiring the state to fund a Budget Stabilization Fund to 5% of general revenues, with funding to be phased in over five years beginning in fiscal 1995. The Working Capital Fund will become the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sale and use tax, corporate income tax and beverage tax.

       The over-dependence on the sensitive sales tax creates vulnerability to recession. Accordingly, financial operations have been strained during the past few years, but the state has responded in a timely manner to maintain budgetary control.

       Hurricane Andrew devasted portions of southern Florida in August 1992, costing billions of dollars in emergency relief, damage, and repair costs. However, the overall financial condition of the major issuers of municipal bond debt in the state were relatively unaffected by Hurricane Andrew, due to federal disaster payments and the overall level of private insurance. However, it is possible that single revenue-based local bond issues could be severely impacted by storm damage in certain circumstances.

       Florida's debt structure is complex. Most state debt is payable from specified taxes and additionally secured by the full faith and credit of the state. Under the general obligation pledge, to the extent specified taxes are insufficient, the state is unconditionally required to make payment on bonds from all non-dedicated taxes.

       The Fund's concentration in securities issued by the state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying condition of the state, and its municipalities.


                   RISK FACTORS OF CONCENTRATING IN LOUISIANA

       The Fund is more susceptible to factors adversely affecting issuers of Louisiana Municipal Securities than is a comparable municipal bond fund that does not focus its investments in Louisiana Municipal Securities. Although its economy has improved somewhat in recent years, Louisiana experienced severe financial difficulties in the late 1980s and continues to face the risks associated with a non-diversified economy. In particular, the significance of the oil and gas industry in Louisiana's economy has resulted in financial difficulties during unfavorable markets for oil and gas products and in financial benefits during favorable markets. Further difficulties may result from the uncertain state of the land-based casino in New Orleans.

       Louisiana is working to expand economic development activities that will take advantage of its replenishable natural resources such as timber, water for aquaculture, fish and seafood related products and related industrial uses of such resources. The state is also pursuing further development of its transportation capabilities by expanding port-related activities and improving its highways and airports.

       General obligations of Louisiana are currently rated A- and Baa1, by S&P and Moody's, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions. If either Louisiana or any of its local government entities is unable to meet its financial obligations, the income derived by the Fund, the Fund's net asset value, the ability to preserve or realize appreciation of the Fund's capital or the Fund's liquidity could be adversely affected.

                 RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS

       The following concerns the risks of concentrating investments in obligations of the Commonwealth of Massachusetts and its political subdivisions, duly constituted authorities and corporations.

       There has been a significant improvement in the Massachusetts unemployment rate since 1975 when it was 12 percent. The state has recovered well from the decline of the apparel, textile and leather industries. Its employment mix is now particularly strong in high technology, military contractors, financial services, and education. In 1992, 33% of the work force was in the service sector.

       Boston is the transportation and commercial center for New England. It has an improving seaport and extensive railroad and trucking facilities, and its Logan International Airport is the tenth busiest airport in the United States. Boston is also a substantial world financial center, the home of major banking, insurance, mutual fund and investment institutions. The concentration of educational institutions in Boston, and Massachusetts generally, has contributed greatly to the growing strength of the Massachusetts economy.

       Between 1991 and 1992, the state has lost 22,900 manufacturing jobs, from 485,000 to 462,100 (4.7%), and the unemployment rate in January 1994 was 7.2% while the United States unemployment rate was 6.7%. Increasing unemployment claims have also caused a deficit in the unemployment compensation trust fund of $120 million as of December 31, 1993. Between January 1993 and November 1993, 2,547 businesses failed; a slight decrease of 273 (9.68%) from the same period in 1992. Further, it is estimated by the Defense Budget Project that civilian defense related employment will decline to 90,000 in 1993 from 107,000 in 1990. In addition, per capita personal income is currently growing at a rate lower than the national average.

       On January 21, 1994, the Governor submitted a fiscal 1995 budget recommendation of approximately $16,139 billion. The recommended spending level is approximately $423.8 million, or 2.7% over fiscal 1994's estimated state spending level of $15.716 billion, exclusive of certain interfund transfers. Proposed revenues for fiscal 1995 would exceed proposed expenditures by approximately $1.5 million. The Governor's budget recommendation is based on a tax revenue estimate of $11.226 billion, an increase of approximately $532 million, or 5.0%, from estimated fiscal 1994 tax revenues of $10,694 billion. The Governor's fiscal 1995 budget submission also proposes tax reductions aggregating $105 million, which includes a reduction in the income tax rate from 5.95% to 5.85%, an increase in certain income tax exemptions and an increase in the no-tax threshold for low-income taxpayers.

       The Governor's recommendation projects a fiscal 1995 ending balance of approximately $383.4 million, of which approximately $325.0 million will be in the Stabilization Fund. The Governor's budget recommendation is based on a tax revenue estimate of $11.226 billion, an increase of approximately $532 million, or approximately 5.0%, as compared to estimated fiscal 1994 tax revenues of $10.694 billion. The Governor's fiscal 1995 budget submission also proposes tax reductions aggregating $105 million in fiscal 1995, which include a reduction in the income tax rate from 5.95% to 5.85%, an increase in certain income tax exemptions and an increase in the no-tax status threshold for low-income taxpayers. The fiscal 1995 revenue estimate of $11.226 billion is net of the $105 million tax reduction proposal. The annualized impact of these reductions is estimated to be approximately $270 million.

       Under the Governor's budge recommendation, non-tax revenues and estimated to increase to approximately $4.915 billion in fiscal 1995, an increase of approximately $73.19 million, or 1.5%, over estimated non-tax revenues for fiscal 1994. Such non-tax revenues would include $125 million from a new video poker game and water-based gambling to be run by the State Lottery Commission, which are proposed in the Governor's budget recommendation.

       There can be no assurance that general economic difficulties or the financial circumstances of Massachusetts or its political subdivisions will not adversely affect the ability of Massachusetts issuers or obligors of State, municipal and public authority obligations to meet those obligations.


                  RISK FACTORS OF CONCENTRATING IN MICHIGAN

       In fiscal 1991, Michigan faced an estimated $1.8 billion budgetary gap caused, in part, by a decrease in tax revenues during the most recent recession. This deficit was reduced to $90 million through measures enacted in 1991 and 1992 that cut public assistance by more than $500 million, imposed a state hiring freeze, and resulted in the utilization of the general and budget stabilization funds' reserves. At the beginning of fiscal 1993, Michigan's operating deficit had been eliminated.

       Michigan's financial position improved in fiscal 1993, and $282 million was deposited in the state's budget stabilization fund at year end. Fiscal 1994 ended with a surplus of $463 million, which was due to strong revenue growth resulting from a strong state economy, spending restraint, and the imposition of a two cent sales tax increase to fund statewide school finance reform. Under that reform, the dedicated sales tax replaced local property taxes as the primary funding source, although a state-levied property tax and the reinstatement of local property tax levies at lower levels will also provide revenue. The state expects that the budget stabilization fund balance will increase to $1.1 billion at the close of fiscal 1995 from $779 million at 1994 fiscal year end.

       Michigan's debt burden is moderate, with all ratios below the national median. However, the state's economic health will continue to be tied to the auto industry which is often very cyclical.

       While Michigan's economy is traditionally based on heavy manufacturing, growth in the services and trade sectors over the last decade has led to a more diversified economy. Michigan's economy is still closely linked to the manufacturing industry. However, in 1991, about 23% of total jobs in Michigan were in the manufacturing sector versus 17% nationally. The state's economy continues to rely on national economic trends, especially the demand for durable goods.

       A weakened demand for capital goods, a slowdown in private investment, and weakness in the market for automobile and transportation goods resulted in poor economic performance and considerable job losses for Michigan during the recession. Since the recession, however, the state economy has shown a very strong recovery. Employment growth in the service sector has led to an unemployment rate below the national average for the first time in almost 20 years, and more employment growth is expected in the service-related industries. While the decline in jobs in automobile (from 10.8% of total jobs in 1979 to 6.9% in 1989) and other durable goods manufacturing has been offset by job growth in other areas, per capita income dropped from 108% of the U.S. figure in 1977 to 99% in 1994.


                   RISK FACTOR OF CONCENTRATING IN NEW JERSEY

       The following discusses the risks of concentrating investments in obligations of the State of New Jersey ("State") and its political subdivisions, duly constituted authorities and corporations.

       New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,050 persons per square mile, it is the most densely populated of all the states. The State's economy is diversified consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

       After enjoying an extraordinary boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into an economic slowdown well before the onset of the national recession which officially began in 1990 (according to the National Bureau of Economic Research). Initially, this slowdown was an expected response to the State's tight labor market and the fewer number of young persons from the "baby bust" generation born in the late 1960s and early 1970s, entering the labor force.

       By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. As the rapid acceleration of real estate prices forced many would-be homeowners out of the market and high non-residential vacancy rates reduced new commitments for offices and commercial facilities, construction employment began to decline; also growth had tapered off markedly in the services sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking. Reflecting the downturn, the rate of unemployment in the State rose from a peace time low of 3.6% during the first quarter of 1989 to an estimated 6.6% in 1991. In 1992 the State's unemployment rate moved ahead of the nation's for the first time in a decade to an annual average of 8.4% versus 7.4% in the United States.

       Unemployment in the State has been declining since July 1992, when it peaked at 9.6% according to U.S. Bureau of Labor Statistics estimates based on the federal government's monthly household survey. The same survey shows joblessness dropping to an average of 8.4% during the fourth quarter of 1992, to an average of 7.8% in the first quarter of 1993 before declining to 6.9% in June 1993. Although June's drop is probably a statistical aberration, the trend in these numbers shows that conditions in the labor market have been slowly improving.

       Prospects for New Jersey are favorable, although a return to pace of the 1980s is highly unlikely. Although growth is expected to be slower than in the nation, the local advantages that have served the State well for many years will remain. Structural changes that have been going on for years can be expected to continue, with job creation primarily in the services sector.



               RISK FACTORS OF CONCENTRATING IN NORTH CAROLINA



       North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the State of North Carolina.



       The economic profile of the State consists of a combination of agriculture, industry and tourism. The State is moving away from its traditional agriculture base towards a service and goods producing economy. The State labor force reflects this increased emphasis toward non-agricultural production. According to the North Carolina Employment Security Commission, total non-agricultural employment as of January 1996 was approximately
3,433,500 jobs, of which 843,800 were in the manufacturing sector. In January, 1996, retail trade provided approximately 613,100 jobs, services provided approximately 752,100 jobs and the government sector provided approximately 570,000 jobs. In 1991, these figures were 703,400, 602,000 and 501,700, respectively.



       Based upon the unofficial 1990 census estimates of population growth, the population of North Carolina increased 12.70% from 5,881,766 in 1980 to 6,628,637 in 1990. According to the Employment Security Commission, the labor force grew 5.9% to 3,649,400 by January, 1996, from 3,445,000 in 1991. The
Employment Security Commission also estimates that the unadjusted unemployment rate in January, 1996 to have been 5.5% of the labor force, as compared with the nationwide unadjusted unemployment rate of 6.3%. The North Carolina annual average unemployment rate over the past seven years has ranged from a high of 5.9% in 1992 to a low of 3.5% in 1989.



        Agriculture remains a basic economic element in North Carolina. North Carolina ranked eighth (8th) in the nation in 1994 total farm income. Total gross agricultural income in 1994 was approximately $6.4 billion, up from 5.2 billion in 1991. Poultry and eggs remain the leading source of agricultural non-crop income in the State. Income from the production of poultry and eggs for 1994 was approximately $1.9 billion, accounting for approximately 30.0% of the gross agricultural income. These figures are up from $1.5 billion in 1991. In addition, tobacco production remains the leading source of agricultural crop income in the State. Income from the production of tobacco for 1994 was approximately $943 million, accounting for approximately 14.8% of the gross agricultural income. These figures are down from $1.1 billion and 21.2% in 1992. Federal legislation and regulatory measures regarding tobacco production and marketing, along with international competition have and are expected to continue to affect tobacco farming in North Carolina. Changes in such factors or any other adverse conditions in the tobacco farming sector could have negative effects on farm income and the North Carolina economy as a whole.



       In 1995 there were approximately 58,000 farms in the State, compared to 60,000 in 1992 and 72,000 in 1978. Even though the total number of farms in North Carolina has decreased, the diversity of agriculture in North Carolina and a continuing push in agriculture marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. According to the State Commissioner of Agriculture, in 1994 North Carolina ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys raised and sweet potatoes; second in the production of cucumbers for pickles, the number of hogs on farms, and trout sales; third in poultry and egg products cash receipts, net farm income, greenhouse and nursery receipts, and peanuts; fourth in commercial broilers, blueberries and strawberries; fifth in burley tobacco; sixth in peaches; and seventh in apples, pecans and rye. A strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticides, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).



The North Carolina Department of Commerce, Travel and Tourism Division, has reported that North Carolina's travel industry grew by more than eight percent (8%) in 1995, the highest growth rate in five years. This growth rate is three percent (3%) higher than the national average. In 1995 approximately $9.2 billion was spent on travel and tourism in the State, compared to approximately
8.5 billion in 1994, $8.0 billion in 1993, $7.4 billion in 1992 and $7.0 billion in 1991. In 1995 the State's travel industry generated more than $700 million in state and local taxes and provided approximately 250,000 tourism-related jobs. The greatest number of visitors to the State come from Virginia, Florida, Pennsylvania, Maryland and South Carolina.



        The folowing represents an overview of the State budgetary system and a discussion of legislation passed by the General Assembly in recent years along with current judicial developments effecting the State budget and fiscal health.



       In North Carolina the issuance of municipal debt is overseen by the North Carolina Local Government Commission. This Commission is composed of nine members including the State Treasurer, the Secretary of State, the State Auditor, and the Secretary of Revenue. This Commission handles the approval, sale, and delivery of all local bonds and notes issued in North Carolina and monitors certain fiscal and accounting standards prescribed by The Local Government Budget and Fiscal Control Act. No unit of local government can incur bonded indebtedness without the Commission's prior approval. If approved, the obligations are sold by the Commission on a sealed bid basis. The Commission then monitors the local unit's debt service through a system of monthly reports.



       Over the past twenty years, North Carolina State debt obligations have maintained ratings of Aaa in Moody's and AAA in S&P. There can be no assurance that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency.



       The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total receipts during that fiscal period plus the surplus remaining in the State Treasury at the beginning of the period. The State has not realized any revenue shortfalls in recent fiscal years. For the three most recent fiscal periods ending June 30, 1993, 1994, and 1995 the State realized budgetary credit balances of approximately $578.9 million, $887.5 million and $892.2 million, respectively. However, during the 1989-90 and 1990-91 fiscal years, the State had revenue shortfalls of approximately $346.2 million and $727.3 million, respectively, requiring the Governor and General Assembly to mandate significant spending constraints through reductions in spending authorizations and hiring restrictions to fulfill the constitutional requirement of maintaining a balanced budget. Therefore, even though the State has not experienced any revenue shortfalls in recent years, there can be no guarantee that a budgetary credit balance will continue to be realized in future periods.



       The State budget is based upon a correlation between estimated revenues and expenditures for the State and various State and non-State factors. These factors include State and national economic conditions, federal government legislation and policies, and international activities and economic conditions. The General Fund and the Highway Fund represent the two major operating funds.



       Revenues from the General Fund are used to finance virtually all non-highway operations of the State Government, while revenues from the Highway Fund, the majority of which are generated by taxes and fees related to motor vehicles and highway use, are primarily used for the maintenance and upkeep of the State highway system.



  Legislation enacted by the 1991 General Assembly increased state sales taxes, individual and corporate income taxes, cigarette taxes, real estate conveyance taxes, alcoholic beverage fees and taxes, insurance taxes, and certain other taxes and fees. The State's portion of the sales tax was increased from 3% to 4% increasing the sales tax revenue by $507.9 million in the 1992-93 fiscal year. The General Assembly also increased the corporate income tax rate from 7% to 7.75% in addition to imposing a temporary surtax of 4% beginning in 1991 (creating an effective corporate tax rate of 8.06% in 1991), decreasing by 1% each year thereafter and ending in 1995, which increased corporate income tax revenue by $91.7 million in the 1992-93 fiscal year. The addition of a 7.75% tax bracket for taxable personal income above $100,000 for married taxpayers filing a joint tax return, and an equivalent increase for other categories increased individual income tax revenue. An increase in the cigarette excise tax from $0.02 to $0.05 per pack of 20 raised tax revenue by $17.2 million in the 1992-93 fiscal period. The increase in the deed stamp tax on real estate conveyances from $1 per $1,000 of consideration to $2 per $1,000 of the value of the property transferred generated a tax revenue increase in the 1992-93 fiscal year of $12.5 million.



       Besides adopting a biennium budget for the 1991-1993 fiscal periods, the 1991 General Assembly also adopted other legislation addressing future budget enactments. This budget reform package placed restrictions on the growth in the total number of state employees, placed limitations on the growth of the second year of a biennium budget, and established funding for a budget stabilization reserve. These restrictions are currently still in place.



       The 1991 General Assembly also appropriated $3.0 million for the 1991-92 fiscal year to contract for performance audits of the Executive and Legislative Branches of the State Government. The Government Performace Audit Committee was formed to study ways in which the state government could be streamlined and made more efficient. The Committee's report submitted to the 1993 General Assembly recommended short-term initiatives and long-term strategies including changes in education, the institution of an Economic Development Board, improvements in the State's information technology, a downsizing in the State's mental health facilities, expansion of the Carolina Access Program (Medicaid Managed Care), and a reorganization of the Departments of Transportation, Correction and Revenue. In 1993, the General Assembly passed legislation based on the Committee's recommendations. As these recommendations are fully implemented, future savings are anticipated by the Commission. The effect these legislative changes have had, or may have, on the long term fiscal condition of the State and its political subdivisions cannot be presently determined.



       The 1993 General Assembly enacted a total 1993-95 budget of $33.2 billion, representing a 19.8% increase over the 1991-93 budget of $27.9 billion. The 1994 General Assembly passed in a special legislative session, an anti-crime package totalling $257 million. It included a 3,000-bed increase in prison space, stricter sentencing guidelines and early intervention programs for children and those with drug problems. This anti-crime legislation was funded from beginning budgetary credit balances and operational revenues.



       The Regular Session of the 1994 General Assembly authorized additional General Fund expenditures of $1.02 billion in excess of the previously authorized 1994-95 budget. A major portion of these additional expenses consisted of a $427.1 million compensation package for public school teachers, state employees and employees of state-funded local programs. The funding of these additional expenditures came from the collection of additional revenues and a reduction in existing programs.



       The 1995 General Assembly enacted a total 1995-97 state budget of $36.4 billion, representing a 9.6% increase over the 1993-95 budget of $33.2 billion, and enacted a tax relief package which included legislation (1) increasing the personal exemption for each member of a household from $2,000 to $2,500; (2) creating a $60 per child tax credit; and (3) eliminating the state intangible tax on stocks and bonds. The 1995 General Assembly focused much of its attention on the continuing effort of reducing the cost of government through downsizing organizations, efficiencies in operations, and maximizing certain resources available to the State. Through this effort, the General Assembly adopted budget reductions totaling $170.8 million for 1995-96 and $162.3 million for 1996-97. These reductions assisted in the enactment of tax reduction package which will provide tax relief of $364.6 million in 1995-96 and $401.7 million in 1996-97.



       The Governor had requested an analysis of the State's tax structure. The study found that North Carolina had a broad-based tax structure with a low overall tax burden which was slightly below average. However, North
Carolina's individual income tax burden was higher than most states, the corporate income tax rate was above average, and North Carolina was one of the few states with a broad-based intangibles tax. As a result, at the beginning of the Regular Session of the 1995 General Assembly, the Governor proposed a new tax relief plan which, if enacted by the General Assembly, would have been the biggest tax cut in North Carolina history. The Governor proposed (1) a reduction in the corporate income tax rate from 7.75% to 7%; (2) the repeal of the intangibles tax on stocks and bonds; (3) the creation of a new tax credit in the amount of $50 per child; (4) the increase in the personal exemption for each member of a household from $2,000 to $2,500; and (5) the increase in the homestead exemption for low-income elderly people such that the income eligibility would rise from $11,000 to $15,000 and the property exemption would be increased from $15,000 to $18,000.



       Most of the Governor's tax package was enacted by the 1995 General Assembly, which passed legislation increasing personal exemptions from $2,000 to $2,250 in 1995, and to $2,500 in 1996. A $60 per child tax credit was enacted, and the General Assembly eliminated the intangibles tax effective January 1, 1995. However, the General Assembly did not increase the homestead exemption or reduce the corporate income tax rate.



       Additionally, the North Carolina Supreme Court recently decided FULTON CORN. V. JUSTUS. In this case, the plaintiff challenged the constitutionality of North Carolina intangibles tax levied on ownership of corporate stock. The plantiff alleged that this intangibles tax violated the Commerce Clause of the United States Constitution because it taxed more heavily the stock of corporations not doing business in North Carolina. However, the Court found that this taxing scheme treated all corporations with substantial equality because the intangibles tax imposed on a corporation's stock was directly and inversely proportional to the issuing corporation's taxable income in North Carolina. The effect was to reduce the intangibles tax liability on a corporation's stock to the extent the corporation's income was taxed in North Carolina; and to increase the intangibles tax liability on a corporation's stock to the extent the corporation's income was not taxed in North Carolina. The plaintiff's petition for certiorari to the United States Supreme Court was granted, and in February, 1996, the United States Supreme Court held that the State's intangibles tax on shares of corporate stock was unconstitutional. In accordance therewith, the State Secretary of Revenue has announced plans to issue refunds, pending approval by the State Supreme Court, during the last quarter of 1996, to those taxpayers who paid their intangibles tax under protest from 1991 (the date the case was originally filed) until January, 1995 (the effective date of the General Assembly's repeal of the tax; See above discussion). The Department of Revenue estimates that 233,000 taxpayers paid their intangibles tax under protest during the tax years 1991-94 totaling approximately $123 million. The Governor plans to recommend that the refunds be financed by the State's "Rainy Day Fund," which will require action by the General Assembly.



       Also, the North Carolina Supreme Court recently decided SWANSON V. STATE OF NORTH CAROLINA. This case involved class action plaintiffs (former federal employees and active duty federal military personnel and reservists) who were seeking full refunds for North Carolina income taxes paid on federal pension benefits during tax years 1985-1988. The plaintiffs claimed they were due a refund because state employee pension benefits were exempted from income taxation, while federal employee benefits were exempt only up to $3,000. The State Supreme Court held that because the plaintiffs had not complied with procedural requirements, they were not entitled to tax refunds for the years 1985-1988. The plaintiffs petitioned for certiorari and while the case was being litigated, the State Department of Revenue stopped further collection efforts against federal retirees, pending outcome of the case. Now, the Department has to proceed with collection efforts for the assessments and any applicable interest.



                    RISK FACTORS OF CONCENTRATING IN OHIO


       Financial operations continued to show improvement in fiscal year 1994. The state achieved an operating surplus and the budget stabilization fund balance was increased to $280 million. Fiscal 1995 ended up with tax receipts 2.9% ahead of estimates and total spending below estimates. The state ended the biennium with a general revenue fund balance of $928 million. The 1995-1997 budget is based on reasonable revenue assumptions and no drawdown of available reserves. General revenue spending will increase, with 28.5% going to education and 9.5% to human services. Revenues and expenditures met target levels for the first six months of fiscal 1996.

       The state's current direct debt levels are relatively moderate, representing, on a per capita basis, $489 or 2.3% of personal income. Debt service payments to cover general obligations and lease obligations constitute approximately 5% of the state's budget.

       Over the past ten years, employment and earnings in Ohio have grown steadily and become more diversified. Although manufacturing still provides 21% of the employment in the state, employment growth in the services and trade sectors has created a more stable economy. Statewide employment was up 3% from 1990-1995, and employment gains in 1994 and 1995 were enough to offset recession years' losses. Although manufacturing is expected to slow in 1996, growth in the services, trade and construction industries should continue to produce strong economic growth.

       The rate of personal income growth, however, has declined as lower-paying service jobs have replaced those lost in manufacturing, with income levels currently slightly below the national average. Personal income has grown 3.9% and 3.1% in 1994 and 1995, respectively.



                   RISK FACTORS OF CONCENTRATING IN TENNESSEE

       The Fund's performance can be expected to be closely tied to the prevailing economic conditions of the state of Tennessee as a whole, its particular geographic regions, and the industries located within the state. Traditionally divided into three geographic regions, the State's economy has historically been dominated by agriculture in the west, manufacturing in the east, and government in the middle region. Though trade and services have replaced agriculture in terms of total output, manufacturing continues to be the largest single sector of the economy. While the Gross State Product of Tennessee was in excess of $100 billion in 1991 and the state placed 20th in national rank, manufacturing comprised 24% of the total economy during the prior recessionary period. Also, overbuilding of commercial and residential properties in prior years caused the state to experience some difficulties with declining real estate values.

       Along with the national economy, Tennessee has recently experienced a significant recovery in economic activity. Although moderate rates of economic growth in past recoveries along with a steady influx of transplant corporations have helped the state avoid the dramatic "boom and bust" cycle experienced by many sunbelt states, the recent recession did put pressure on governmental receipts and outlays.

       The constitution of the state requires a balanced budget. This constraint along with relatively low debt and expenditure per capita ratios has helped the state maintain its current long term bond rating of AAA by Standard & Poor's Rating Group and Aaa by Moody's Investors Services Inc. While Tennessee is one of only nine states which have such ratings, the ability of the state to maintain this rating given the current economic and political environment is by no means certain.



                    RISK FACTORS CONCENTRATING IN VIRGINIA



       As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Virginia Municipal Obligations. The Fund is therefore susceptible to these Obligations. Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.



       There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State of local governmental finances generally, will not adversely affect the market value of Virginia Municipal Obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



       The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade, and government (federal, state and local). Defense activity is an important component of Virginia's economy. The Commonwealth accounted for 9.6 percent of all military and civilian U.S. Department of Defense (DOD) employees and ranked first in per capita defense spending in federal fiscal year 1994, while ranking second in total defense spending. Northern Virginia and the Hampton Roads area accounted for 91.5 percent of DOD employments in Virginia in 1994. However, for federal fiscal year 1994, total DOD employment in Virginia decreased 2.2 percent from the previous year and can be expected to continue to decline as previously annnounced base closures are implemented and the military downsizes.



       Economic growth continued in fiscal year 1995, mimicking neither the boom of the late 1980's nor the 1990-1991 recession. Personal income continued to rise in real terms during the first three quarters of the fiscal year but at only 1.1 percent in the first quarter of calendar year 1995. Employment continued to give brighter news and unemployment dropped to 4.7 percent compared to the national rate of 5.7 percent. While recent decisions by large private firms to locate or expand in Virginia provide encouragement, additional company downsizings and defense cutbacks have now been joined by the prospect of major cuts in federal employment as threats to the Commonwealth's economic health.



       Personal income figures for Virginia have generally followed national trends. Changes in the Commonwealth personal income were generally higher than the U.S. figures in the 1980's. Since then, the Commonwealth and the nation have grown at similiar rates. Virginia's per capita income of $22,501 for 1994 was 104 percent of the national figure, as in the previous two years. At 106 percent of the South Atlantic region's per capita income for both 1993 and 1994, the ratio remains lower than at any other time since 1980.



       Virginia's nonagricultural employment has also reflected that of the national economy. For fiscal year 1994 Virginia's nonagricultural employment rose 2.3 percent, as did U.S. employment; however, the rate of growth was less than the Commonwealth's 2.9 percent rate for the previous year. Total nonagricultural employment for Virginia in June 1995 was a record high. During the 1980's, the Commonwealth growth rate outpaced the nation, but since then it has been close to the national average. The South Atlantic region continued to outpace Virginia in growth of nonagricultural employment were found in southwest Virginia where mining jobs have been lost and the lowest unemployment rates were seen in the Northern Virginia, Charlottesville and Richmond areas at under 4 percent.



       Employment trends in Virginia have varied from sector to sector. The growth patterns were similar to those in fiscal year 1994. Employment grew in seven of ten sectors. This past fiscal year's growth was led by a 6.3 percent employment jump in the construction sector and 5.4 percent in services.
Federal civilian employment slipped 2.3 percent, the result of continued defense cutbacks and an effort to downsize. The drop in mining employment accelerated to 9.8 percent from 7.7 percent in the previous year.
Manufacturing has lost 25,100 jobs during the five-year period beginning in 1991, emphasizing dramatic evidence of the shift to a service to a service economy from a goods-producing one. Employment trends also varied among regions. All of the Commonwealth's metropolitan statistical areas showed increased employment from fiscal year 1994 to fiscal year 1995, ranging from .7 percent to 4.3 percent, with most employment increases being experienced in metropolitan areas.



       While Virginia has nearly completed an economic recovery from the 1990-91 recession, its period of eclipsing national and South Atlantic regional economic outcomes may be over. In both measures of income and particularly of employment the South Atlantic region seems to be gaining. Virginia continues to lead the U.S. as a whole in per capita income but no longer exceeds the nation in year-to-year changes in income and level of employment. The implementation of announced defense cutbacks, the duration of the period of economic growth, and the impact of potential cuts in federal spending are continuing sources of concern. Dependence of Virginia's international trade upon tobacco exports is worrisome for the long term. Growing interest in Virginia by major corporations as a site for new facilities is the brightest hope to the future of the state.



       The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 1995 fiscal year, the General Fund had an ending fund balance, computed on a budgetary cash basis, of $350.7 million, of which $151.6 million was in required reserves. $199.1 million of the general fund balance was designated for expenditure during the next fiscal year, leaving no undesignated, unreserved fund balance. This is the first year since fiscal year 1991 that there has not been an undesignated fund balance at year end. Computed on a modified accrual basis in accordance with generally accepted accounting pricipals, the General Fund balance at the end of the fiscal year ended June 10, 1995, was negative $86.4 million, compared with a General Fund balance of $185.3 million at the end of fiscal year ended June 30, 1994. The fiscal year 1995 deficit in the General Fund is the result of a settlement and subsequent ruling by the Virginia Supreme Court in the case of Harper v. Department of Taxation relating to the tax treatment of federal retirees' benefits.



       As of June 30, 1995, total debt of the Commonwealth aggregated $9.3 billion. Of that amount, $2.7 million was tax-supported. Outstanding general obligation debt backed by the full faith and credit of the Commonwealth was $963 million at June 30, 1995. Of that amount, $524 million was also secured by revenue producing capital projects.



       The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth issues and they must be approved in a state-wide election.



       The Commonwealth of Virginia maintains a AAA bond rating from Standard & Poor's Corporation, Moody's Investors Service and Fitch Investors Service on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similiar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth.


                   RISK FACTORS OF CONCENTRATING IN NEW YORK

       The following concerns the risks of concentrating investments in obligations of New York and its political subdivisions, duly constituted authorities and corporations.

       The financial condition of New York State ("State") may be affected by various financial, social economic and political factors. Those factors can be complex, may vary from fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. The information set forth below concerns the financing activities of the State, the activities of the State's authorities and public benefit corporations (the "Authorities"), the financial condition and projections of the Metropolitan Transit Authority ("MTA"), the financial condition of The City of New York (the "City"), and certain information relating to the State's other localities. Adverse developments affecting the State's financing activities, the Authorities, the MTA, the City or other localities could adversely affect the State's financial condition.

STATE FINANCING ACTIVITIES

       There are a number of methods by which the State may incur debt. In addition to tax and revenue anticipation notes, the State may issue general obligation bonds and notes in anticipation of such bonds. Except for certain general obligation bonds that may be issued for specifically enumerated emergency purposes, all general obligation bonds must be authorized by the voters. The State may also, pursuant to specific constitutional authorization, directly guarantee certain Authority obligations. Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

       The State also employs two other types of long-term financing mechanisms which are State-supported but are not general obligations of the State: moral obligation and lease-purchase or contractual-obligation financing. Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The Authority's debt is secured by project revenues and statutory provisions for the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financial arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to cover debt service and amortization of the obligations through the receipt of rental or other contract payments made by the State. State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking to make payments to an authority, municipality, or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

       The State also participates in the issuance of certificates of participation in a pool of leases entered into by the State's Office of General Service on behalf of several State departments and agencies and in the issuance of certificates of participation which represent proportionate interests in lease payments to be paid by the State, acting by and through the Commissioner of the Commissioner of the Office of Mental Health of the State of New York.

       Payments for principal and interest due on general obligation bonds, interest due on tax and revenue anticipation notes, and contractual-obligation and lease-purchase payments are estimated to be $2.167 billion in the aggregate for the State's 1993-94 fiscal year and are projected to be $2.459 billion in the aggregate for the 1994-95 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992, to the extent that such interest is to be paid from an escrow fund established with proceeds of such Refunding Bonds, or the State's installment payments relating to the issuance of certificates of participation.

       The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. There has never been a default on any moral obligation debt of any Authority.

       In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York, ("MAC"), created to provide financing assistance to New York City, is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York Sales Tax for the Benefits of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, local assistance payments otherwise payable to the City.

       The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

       The State Financial Plan is based upon forecasts for national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

AUTHORITIES

       The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1993, the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion as of September 30, 1993, of which approximately $7.7 billion was moral obligation debt and approximately $19.3 billion was financed under lease-purchased or contractual-obligation financing arrangements.

       Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory room and housing. In recent years, however the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. The operating assistance is expected to continue to be required in future years.

       The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The Housing Finance Agency ("HFA") and the Urban Development Corporation ("UDC") have in the past required substantial amounts of assistance from the State of meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstance to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

METROPOLITAN TRANSPORTATION AUTHORITY ("MTA")

       The MTA oversees the operation of New York City's subway and bus lines by the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "Transit Authority" or the "TA"). Through its subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend, for operating support upon a system of State, local government and TBTA support, and, to the extent available, federal operating assistance, including loans, grants and subsidies.

OTHER LOCALITIES

       Certain localities in addition to New York City could also have financial problems leading to requests for additional State assistance during the State's 1993-94 and 1994-95 fiscal years and thereafter. The potential impact on the State of such request by localities is not included in the projections of the State receipts and disbursements in the State's 1994-95 fiscal year.

       Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

CERTAIN MUNICIPAL INDEBTEDNESS

       Municipalities and school districts have engaged in substantial short-term and long-term borrowing. In 1992 the total indebtedness of all localities in the State was approximately $35.2 billion, of which $19.5 billion was debt of New York City (excluding $5.9 billion in MAC debt); a small portion (approximately $71.6 million) of the $35.2 billion of indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

       In 1992, an unusually large number of local government units requested authorization for deficit financing. According to the Comptroller, nine local government units were authorized to issue deficit financing in the aggregate amount of $131.1 million, including Nassau County for $65 million in six-year deficit bonds and Suffolk County for $36 million in six-year deficit bonds.
The current session of the Legislature may receive as many or more requests for deficit-financing authorizations as a result of deficits previously incurred by local governments. The Comptroller has indicated that the level of deficit financing requests in 1992 was unprecedented, since in 1993 only five localities were authorized to issue only $5.5 million in deficit financing indebtedness.

       Certain proposed federal expenditure reductions would reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State should be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

THE CITY OF NEW YORK

       The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance form the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion. However, there can be no assurance that the City will not have a sizable deficit in the future.

       In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created MAC to provide financing assistance to the City.
The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller of the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.

       The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

       Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for the City's financial plan or if other uncertainties materialized that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

       On December 1, 1993, a three-member panel appointed by the Mayor to address City structural budget imbalance released a report setting forth its findings and recommendations. In its report, they noted that budget imbalance is likely to be greater than the City projected on November 23, 1993 by $255 million in fiscal year 1995, rising to nearly $1.5 billion in fiscal year 1997. The report provided a number of options that the City should consider in addressing the structural balance issues such as severe cuts in City-funded personnel levels, increases in residential property taxes and the sales tax, and the imposition of bridge tolls and solid waste collection fees. The report also noted that additional State actions will be required in many instances to allow the City to cut its budget without grave damage to basic services.

                       REPORT OF INDEPENDENT ACCOUNTANTS

    To the Shareholders and the Board of Trustees of Reserve New York Tax-Exempt Trust -- New York Fund and Reserve Tax-Exempt Trust -- Connecticut, Massachusetts, California and New Jersey Funds:

    We have audited the accompanying statements of net assets of the Reserve New York Tax-Exempt Trust -- New York Fund and the Connecticut, Massachusetts, California and New Jersey Funds (four of the series constituting Reserve Tax-Exempt Trust) and the statements of assets and liabilities of the Massachusetts and New Jersey Funds, as of May 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the respective Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reserve New York Tax-Exempt Trust -- New York Fund and the Connecticut, Massachusetts, California and New Jersey Funds of Reserve Tax-Exempt Trust as of May 31, 1996, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

New York, New York
June 28, 1996

                RESERVE NEW YORK TAX-EXEMPT TRUST--NEW YORK FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1996

                                                                                                  PRINCIPAL
                                                                                   MATURITY         AMOUNT           VALUE
                            DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
-------------------------------------------------------------------------------   ----------    --------------    ------------
Beacon BAN, 4%.................................................................    8/16/1996        $2,000        $  2,063,720
Babylon USD TAN, 4.25%.........................................................    6/14/1996         2,000           2,081,133
Babylon IDA for Nabisco Security System, 3.60%(a)..............................     4/1/2000         1,200           1,204,159
Bleecker HDC Terrace Apt Project S85, 3.525%(a)................................     7/1/2015         2,555           2,570,761
Cattaragus County IDR for Park Centre Development Project, 4.10%(a)............     1/1/2000           405             407,906
Cattaragus County IDR for Park Centre Development Project, 4.65%(a)............     1/1/2000           550             554,363
Chautauqua County IDR for Greater Buffalo Press Project, 4.15%(a)..............     1/1/2000         1,700           1,712,346
Dutchess County IDA for M&R Associates Series 1984, 3.50%(a)...................    12/1/2002           420             423,732
Eagle Tax-Exempt Trust CP Series 1994C-Z Class A, 3.70%(a).....................    6/15/2018         3,000           3,051,919
East Islip Union Free School District TAN, 4.50%...............................    6/28/1996         1,315           1,369,442
Erie County RAN, 4.50%(a)......................................................    9/20/1996         1,100           1,136,671
Guilderland IDA for North Eastern Industrial Park Series 1993 A,
    3.65%(a)...................................................................    12/1/2008         3,700           3,712,884
Jefferson County IDA for Watertown Carthage, 3.75%(a)..........................    12/1/2012         3,500           3,511,834
Merrick Union Free School District TAN, 4.50%..................................    6/27/1996         1,300           1,353,819
Metropolitan Transportation Authority Commuter Facilities Revenue Bonds
    Series 1991, 3.50%(a)......................................................     7/1/2021         2,200           2,207,427
Montgomery County IDR for Service Merchandise Co., 3.70%(a)....................   12/31/2024         1,600           1,603,073
Nassau County BAN, 4.25%.......................................................   11/15/1996         3,000           3,015,492
Nassau County RAN, 4%..........................................................     3/5/1997         3,000           3,043,784
New York City GOB, 3.50%(a)....................................................    9/17/1996         2,000           2,014,153
New York City Cultural Resources for Solomon R. Guggenheim, 3.60%(a)...........    12/1/2015           900             900,177
New York City GOB Custodial Receipts Series A31, 3.60%(a)......................     8/1/2001         4,000           4,032,224

                RESERVE NEW YORK TAX-EXEMPT TRUST--NEW YORK FUND

                                                                                                  PRINCIPAL
                                                                                   MATURITY         AMOUNT           VALUE
                            DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
-------------------------------------------------------------------------------   ----------    --------------    ------------
New York City GOB Fiscal 1994 Series A, 3.75%(a)...............................     8/1/2022        $2,000        $  2,000,410
New York City GOB Pre-refunded, 7%.............................................    8/15/1996           720             754,651
New York City GOB Series A, 3.75%(a)...........................................     8/1/2023         1,850           1,850,379
New York City GOB Series A10, 3.95%(a).........................................     8/1/2016         1,565           1,565,338
New York City GOB Series B, 3.50%(a)...........................................    8/15/2024         3,400           3,400,650
New York City GOB Series C4-96, 3.90%(a).......................................     8/1/1996         3,800           3,800,810
New York City GOB Series C4-97, 3.90%(a).......................................     8/1/1997         1,200           1,200,256
New York City GOB Series C4-98, 3.90%(a).......................................     8/1/1998         2,500           2,500,533
New York City GOB Fiscal 1992 Series D, 3.55%(a)...............................     2/1/2020           300             300,058
New York City GOB Series E5, 3.85%(a)..........................................     8/1/2017           200             200,042
New York City HDC for Carnegie Park Project, 4.50%(a)..........................    12/1/2016         1,410           1,410,353
New York City HDC for Columbus Green Project, 4.50%(a).........................    12/1/2009           900             900,225
New York City Municipal Water Finance Authority Pre-refunded, 7.875%(a)........    6/15/2016         1,090           1,153,413
New York City Municipal Water Finance Authority, 3.20%(a)......................    8/13/1996         3,000           3,023,869
New York City Municipal Water Finance Authority, 3.80%(a)......................    6/15/2025         1,300           1,302,483
New York City GOB Series E5, 3.85%(a)..........................................     8/1/2019           300             300,063
New York City GOB Series E5, 3.85%(a)..........................................     8/1/2010           500             500,105
New York City GOB Series E5, 3.85%(a)..........................................     8/1/2015           300             300,063
New York City ERD, 3.60%(a)....................................................     2/1/2029           300             300,950
New York State Series R, 3.75%.................................................     8/6/1996         2,000           2,005,328
New York State ERD/PCR for LILCO Series 85B, 3.25%(a)..........................     3/1/2016         3,000           3,024,905
New York State ERD/PCR for Rochester Gas and Electric Corporation, 3.45%(a)....    10/1/2014         3,000           3,009,332
New York State Job Development Authority Series F, 4.42%(a)....................     3/1/1999           590             592,351
New York State ERD/PCR Rochester Gas & Electric R&D, 3.75%(a)..................   11/15/2015         1,000           1,002,578
Newburgh School District GOB, 4.50%(a).........................................    6/15/1996         1,250           1,304,685
North Hempstead BAN, 4%........................................................    2/27/1997         3,000           3,042,109
Oneida County BAN, 4.25%.......................................................     5/9/1997         2,000           2,013,859
Onondaga County IDR for Edgecomb Metals Project, 3.70%(a)......................    11/1/2009         1,100           1,103,731
Onondaga County IDR for McLane Co. Project, 4.15%(a)...........................    11/1/2004         2,860           2,870,880
Onondaga County IDR for Pass and Seymour, Inc. Project, 3.55%(a)...............    6/15/1997         1,900           1,903,502
Pearl River Union Free School District TAN, 4.25%..............................    6/27/1996         3,350           3,483,264
Puerto Rico GDB Refunding Bonds Series 1985, 3.60%.............................    8/21/1996         3,000           3,007,672
Roslyn Union Free School District TAN, 4.25%...................................    6/28/1996         2,000           2,079,984
Sayville Union Free School District TAN, 4.25%.................................    6/27/1996         2,000           2,077,999
Schenectady BAN, 4.25%.........................................................    6/27/1996         2,000           2,080,056
Suffolk County IDA, 3.80%(a)...................................................    11/1/2007         1,830           1,836,673
Suffolk County TAN, 4.50%......................................................    9/12/1996         3,000           3,099,971
Syracuse IDA for General Accident Insurance Co. Project, 3.60%(a)..............    12/1/2003         4,550           4,550,895
Ulster County TAN, 4.25%(a)....................................................    3/26/1997         2,000           2,023,658
West Seneca Central School District BAN, 4.125%................................    6/26/1996         3,400           3,525,488
Westchester County IDR for M and F Associates Project, 4%(a)...................     7/1/2000         1,670           1,681,690
Yonkers IDR for Consumers Union Facility, 3.75%(a).............................     7/1/2021         4,600           4,616,565
                                                                                                                  ------------
Total New York Fund Investments (99.38%) (Cost $123,426,475)...................                                    124,672,845
Other assets, less liabilities (.62%)..........................................                                        781,561
                                                                                                                  ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 125,454,406 shares of beneficial interest of $.001 par
  value outstanding............................................................                                   $125,454,406
                                                                                                                  ============

------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1996. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   RESERVE TAX-EXEMPT TRUST--CONNECTICUT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1996

                                                                                                  PRINCIPAL
                                                                                   MATURITY         AMOUNT           VALUE
                            DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)     (NOTE 1)
-------------------------------------------------------------------------------   ----------    --------------    -----------
Connecticut DAI for Allen Group Inc., 3.65%(a).................................     2/1/2013        $1,400        $ 1,404,607
Connecticut DAI for Conco Medical Co. Project Series 85, 3.60%(a)..............    11/1/2005           700            702,324
Connecticut DAI for General Accident Insurance Co., 3.75%(a)...................    12/1/2013         1,700          1,700,348
Connecticut DAI for Martin Brower Corp. Series 1985, 3.30%(a)..................     5/1/2005           270            270,878
Connecticut DAI for Regional YMCA Project, 3.60%(a)............................     6/1/2008           612            613,413
Connecticut DAI for Trudy Corporation Project, 3.65%(a)........................     9/1/2009           600            601,975
Connecticut DAI for Zotos International Project, 4%(a).........................    12/1/2004         1,860          1,866,708
Connecticut Development Authority Health Care Revenue Bonds for Independent
  Living Project 1990 Series, 3.55%(a).........................................     7/1/2015         2,345          2,353,022
Connecticut Development Authority PCR for Central Vermont Public Service,
  3.40%(a).....................................................................    12/1/2015         1,400          1,404,292
Connecticut Development Authority PCR for Connecticut Light and Power Project
  Series 1993a, 3.65%(a).......................................................     9/1/2028         1,300          1,304,577
Connecticut Development Authority PCR for Western Massachusetts Electric Co.,
  3.50%(a).....................................................................     9/1/2028         1,700          1,705,641
Connecticut ERN, 3.80%(a)......................................................     6/1/1996         2,700          2,709,336
Connecticut ERN Series A, 5.50%................................................    6/15/1996           550            564,520
Connecticut HEF for Charlotte Hospital Series B, 3.40%(a)......................     7/1/2010           600            601,970
Connecticut HEF for Kingswood Oxford School Issue Series A, 3.60% (a)..........     2/1/2009           560            561,818
Connecticut HEF for New Haven Hospital Series E, 3.60%(a)......................     6/1/2012           570            570,000
Connecticut HEF for Pomfret School Issue Series A, 3.35%(a)....................     7/1/2024         1,385          1,389,501
Connecticut HFA BDS Project, 3.55%,(a).........................................    5/15/2018         1,500          1,502,955
Connecticut State Special Assessment Unemployment Compensation RAW Series C,
  3.90%(a).....................................................................   11/15/2001         1,500          1,524,750
Connecticut State Special Assessment Unemployment Compensation Revenue Bonds
  Series 1993B Pre-refunded, 7%(a).............................................    8/15/1996           315            330,008
Connecticut State Special Tax Transportation Infrastructure 2nd Lien Revenue
  Bonds, 3.60%(a)..............................................................    12/1/2010         1,570          1,575,321
Hartford Redevelopment Agency MHR for Underwood Towers Project, 3.75%(a).......     6/1/2020         2,800          2,810,171
Madison BAN, 3.49%.............................................................    3/19/1997           350            352,380
Metropolitan District of Hartford GOB, 5.90%...................................    12/1/1996           250            252,847
Naugatuck BAN, 3.33%...........................................................    3/27/1997           569            572,533
Puerto Rico Industrial, Medical, and Environmental RAW for Reynolds Metals,
  3.75%(a).....................................................................     9/1/2013         1,200          1,211,774
Puerto Rico GOB, 3.60%.........................................................    8/21/1996         1,000          1,002,557
Puerto Rico Industrial, Medical, Higher Education and Environmental Bonds for
  PCR, 3.55%(a)................................................................    12/1/2015           400            401,399
Sprague BAN, 4.25%.............................................................    6/27/1996           525            545,863
Thomaston GOB, 3.43%...........................................................    2/20/1997           416            420,239
Westport BAN, 3.45%............................................................    6/14/1996         1,000          1,031,948
Windsor Locks GOB, 5.625%......................................................    5/15/1997           575            587,412
                                                                                                                  -----------
Total Connecticut Fund Investments (98.98%) (Cost $34,259,000).................                                    34,447,087
Other assets, less liabilities, (1.02%)........................................                                       354,217
                                                                                                                  -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 34,801,304 shares of beneficial interest of $.001 par
  value outstanding............................................................                                   $34,801,304
                                                                                                                  ===========

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1996. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                  RESERVE TAX-EXEMPT TRUST--MASSACHUSETTS FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1996

                                                                                                  PRINCIPAL
                                                                                   MATURITY         AMOUNT          VALUE
                            DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)     (NOTE 1)
-------------------------------------------------------------------------------   ----------    --------------    ----------
Duxbury GOB, 5.05%.............................................................    12/1/1996        $  405        $  418,066
East Longmeadow GOB, 5.125%(a).................................................     2/1/1997           260           267,235
Framingham IDA for Perrini Corp., 3.70%(a).....................................    9/30/2005           300           301,067
Massachusets, Municipal Wholesale Electric Series 1994 C, 3.40%(a).............     7/1/2019           300           300,977
Massachusetts Pre-refunded GOB Series A, 7.125%(a).............................    10/1/2005           500           522,158
Massachusetts Dedicated Income Tax Bonds Series B, 3.60%(a)....................    12/1/1997           400           400,079
Massachusetts Dedicated Income Tax Bonds Series E, 3.60%(a)....................    12/1/1997           500           500,098
Massachusetts HEF for Endicott College, 3.65%(a)...............................    10/1/2011           400           401,710
Massachusetts HEF for Clark University, 3.50%(a)...............................    12/1/2004           100           100,341
Massachusetts HEF for Boston University Series H, 3.65%(a).....................    12/1/2015           400           400,718
Massachusetts HEF for Harvard University, 3.25%(a).............................     2/1/2016           487           488,585
Massachusetts HEF for Mount IDA College Series A, 3.35%(a).....................     7/1/2018           400           401,279
Massachusetts HEF Capital Assistance Program Series G-1, 3.20%(a)..............     1/1/2019           100           100,315
Massachusetts HEF Series D, 3.60%(a)...........................................     1/1/2035           100           100,336
Massachusetts HEF Capital Asset Series E, 3.70%(a).............................     1/1/2035           400           401,362
Massachusetts HEF for Williams College Series E, 3.20%(a)......................     8/1/2014           400           401,242
Massachusetts HEF for Wellesley College Series B, 3.50%(a).....................     7/1/2022           400           400,077
Massachusetts IDA for KRH Rolls Inc. Project Series 1988, 3.70%(a).............     5/1/2006           300           301,948
Massachusetts IDA for Cambridge Issue Series 1985, 3.50%(a)....................    10/1/2010           500           501,707
Massachusetts Showa Womens Institute of Boston, 3.75%(a).......................    3/15/2004           400           400,082
Rockland GOB, 5.50%(a).........................................................    7/15/1996           475           498,904
Taunton GOB, 5.375%(a).........................................................     3/1/1997           200           204,267
Worcester GOB, 3.70%(a)........................................................     7/1/1996           220           224,802
Worcester BAN, 4.25%(a)........................................................    8/29/1996           400           412,411
                                                                                                                  -----------
Total Massachusetts Fund Investments (94.35%) (Cost $8,387,784)................                                    8,449,766
Other assets, less liabilities (5.65%).........................................                                      505,597
                                                                                                                  -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption price per share on 8,955,363 shares of beneficial interest of $.001 par value
  outstanding..................................................................                                   $8,955,363
                                                                                                                  ===========

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1996. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                   RESERVE TAX-EXEMPT TRUST--CALIFORNIA FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1996

                                                                                                  PRINCIPAL
                                                                                   MATURITY         AMOUNT           VALUE
                            DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)     (NOTE 1)
-------------------------------------------------------------------------------   ----------    --------------    -----------
Anaheim Certificate of Participation, 3.30%(a).................................     8/1/2019         $250         $   252,773
California HFA for Sutter Health Series 1990 B, 3.30%(a).......................     3/1/2020          500             500,090
California Modesto Santa Clara Redding Public Power, 3.25%(a)..................     7/1/2022          300             300,879
California PCR for Pacific G&E, 3.55%(a).......................................    11/1/2026          500             500,533
California Statewide Catholic Health GOB, 3.80%(a).............................     7/1/1996          500             508,179
Foothill/Eastern Transportation Toll Road Revenue Bonds Series 95C, 3.30%(a)...     1/2/2035          600             601,900
Foothill/Eastern Transportation Toll Road Revenue Bonds, 3.40%(a)..............     1/2/2035          500             501,628
Irvine Ranch Water District Election #198, 3.95%(a)............................   11/15/2013          200             200,043
Lancaster MHR for Westwood Park Apartments 1985, 3.50%(a)......................    12/1/2007          600             602,036
Los Angeles Community Redevelopment Agency for Baldwin Hills, 3.45%(a).........    12/1/2014          400             401,325
Los Angeles Community Redevelopment for Promenade Towers Series 1989,
  3.25%(a).....................................................................     4/1/2009          400             402,549
Los Angeles USD TRAN, 4.50%(a).................................................     7/3/1996          500             520,847
Los Angeles Housing Authority Malibu Meadows Project Series 91-A, 3.55%(a).....    12/1/2015          500             501,739
Los Angeles MTA General Revenue Union Station Gateway Project Series 1995,
  3.60%(a).....................................................................     7/1/2025          600             602,067

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   RESERVE TAX-EXEMPT TRUST--CALIFORNIA FUND

                                                                                                  PRINCIPAL
                                                                                   MATURITY         AMOUNT           VALUE
                            DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)     (NOTE 1)
-------------------------------------------------------------------------------   ----------    --------------    -----------
Orange County Apartment Development Revenue Bonds Issue A of 1991, the Lakes
  Project 3.45%, Letter of Credit with Citibank(a).............................    12/1/2006         $400         $   401,334
Orange County Sanitation District Capital Improvement Program 1990-92, 3.50%
  Letter of Credit with National Westminster(a)................................     8/1/2015          200             200,038
Pasadena IDA for Rose Bowl Improvement Project, 3.65%(a).......................    12/1/2011          600             602,095
Pico Rivera Community Redevelopment Agency for Rainer Fund Crossroads Plaza
  Project, 3.35%(a)............................................................    12/1/2010          600             601,580
San Bernadino IDA for Gate City, 3.85%(a)......................................     3/1/2005          300             300,063
San Diego TAN, 4.75%...........................................................     7/3/1996          400             417,605
San Dimas Station I Project, 5.60%(a)..........................................    12/1/2005          400             401,664
San Francisco Yerba Buena Gardens, 3.50%(a)....................................     9/1/2006          200             200,687
San Francisco USD Trans, 4.50%.................................................    7/25/1996          500             519,651
San Jose CP Pre-refunded RAW, 7.90%(a).........................................     5/1/2010          250             266,130
San Mateo Redevelopment Agency Bridge & Water Pump Station Pre-refunded Bonds,
  7.70%(a).....................................................................     8/1/2001          250             263,090
Santa Ana HDC for Mercury S&L, 3.875%(a).......................................    11/1/2005          400             402,834
Santa Clara Electric Revenue Bonds Series 85C, 3.40%(a)........................     7/1/2010          400             401,303
Southern California Public Power Transmission Pre-refunded Project,
  7.875%(a)....................................................................     7/1/2018          500             533,220
Union City MHR for Skylark Apartments, 3.50%(a)................................    11/1/2007          100             100,196
Upland MHR Community Redevelopment Bonds Series B for Northwood Project,
  4%(a)........................................................................     3/1/2014          100             101,011
Vista MHR for Shadow Ridge Apartments Project, 3.15%(a)........................     5/1/2005         $500         $   501,420
                                                                                                                  -----------
Total California Fund Investments (99.99%) (Cost $12,506,805)..................                                    12,610,509
Other assets, less liabilities (.01%)..........................................                                         1,460
                                                                                                                  -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 12,611,969 shares of beneficial interest of $.001 par
  value outstanding............................................................                                   $12,611,969
                                                                                                                  ===========

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1996. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.
                   RESERVE TAX-EXEMPT TRUST--NEW JERSEY FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1996

                                                                                                  PRINCIPAL
                                                                                   MATURITY         AMOUNT           VALUE
                            DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)     (NOTE 1)
-------------------------------------------------------------------------------   ----------    --------------    -----------
Cranbury BAN, 3.39%............................................................    8/30/1996        $  600        $   604,763
East Orange BAN, 4.625%........................................................   12/12/1996         1,191          1,220,380
East Orange Unlimited Tax GOB, 4.90%(a)........................................     8/1/1996           500            509,259
East Rutherford TAN, 4.25%.....................................................    4/25/1997         1,000          1,008,832
Emerson County BAN, 3.57%......................................................    2/06/1997           300            303,755
Essex County Improvement Authority GOB, 3.40%(a)...............................   12/01/2025         2,000          2,006,574
Essex County TAN, 4%(a)........................................................    8/19/1996         1,000          1,015,793
Jersey City GOB, 4.90%(a)......................................................   12/15/1996           250            257,739
Jersey City BAN, 4.25%.........................................................    9/27/1996         1,000          1,024,376
Jersey City BAN, 4.75%.........................................................    9/27/1996           500            517,278
Livingston BAN, 3.78%..........................................................     6/7/1996           461            478,144
Millburn Township BAN, 3.79%...................................................   12/27/1996           646            657,895
Mount Olive BAN, 4%............................................................   10/15/1996           470            482,159
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.50%(a)................    12/1/2027         1,200          1,203,759
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.55%(a)................    12/1/2027         1,100          1,103,495
New Jersey Economic Recovery Notes, 3.75%(a)...................................     8/1/2008           900            903,207
New Jersey EDA for Economic Growth Bond Series F, 3.40%(a).....................     8/1/2014           800            802,685
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.50%(a)................    12/1/2027         1,200          1,203,759

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   RESERVE TAX-EXEMPT TRUST--NEW JERSEY FUND

                                                                                                  PRINCIPAL
                                                                                   MATURITY         AMOUNT           VALUE
                            DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)     (NOTE 1)
-------------------------------------------------------------------------------   ----------    --------------    -----------
New Jersey EDA for St. Peters School Series 1995, 3.55%(a).....................     1/1/2010        $1,260        $ 1,264,362
New Jersey EDA for Volvo of American Corp, 4.279%(a)...........................    12/1/2004         3,500          3,512,647
New Jersey GOB Series 86, 6.50%................................................    8/15/1996           750            769,136
New Jersey HCF Hospital Capital Asset, 3.45%(a)................................    7/01/2035           400            401,321
New Jersey HEF Higher Trust Fund Revenue Bonds Series 1995A, 5.125%(a).........     9/1/1996           545            554,094
New Jersey Sports Expo Authority Series 92C, 3.50%(a)..........................    9/01/2024         3,000          3,025,537
New Jersey Transportation Series 1996A CP, 3.50%(a)............................    6/12/1996         1,000          1,004,016
New Jersey Transportation Series 1996C CP, 3.75%(a)............................    6/14/1996         2,700          2,704,980
New Jersey Turnpike Authority General Series 91D, 3.25%(a).....................    1/01/2018         3,300          3,343,341
North Caldwell BAN, 3.79%......................................................    6/14/1996           607            629,390
Pennington Borough BAN 4.15%...................................................    6/27/1996           817            825,237
Port Authority of New York and New Jersey Special Obligation Revenue,
  3.60%(a).....................................................................     5/1/2019         3,200          3,210,195
Princeton BAN, 3.58%...........................................................    6/14/1996           400            413,853
Puerto Rico Industrial, Medical, Environmental PCR, 3.55%(a)...................   12/1/12015           300            301,049
Raritan Township BAN, 3.875%...................................................    6/20/1996           625            636,091
Wayne Township GOB, 6.60%......................................................    8/01/1996           200            205,416
                                                                                                                  -----------
Total New Jersey Fund Investments (92.88%) (Cost $37,778,795)..................                                    38,104,517
Other assets, less liabilities, (7.12%)........................................                                     2,921,284
                                                                                                                  -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 41,025,801 shares of beneficial interest of $.001 par
  value outstanding............................................................                                   $41,025,801
                                                                                                                   ==========

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1996. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

SECURITY TYPE ABBREVIATIONS:

BAN        --      Bond Anticipation Notes
CP         --      Certificate of Participation
DAI        --      Development Authority Industrial Development
                   Refunding Bonds
EDA        --      Economic Development Authority Revenue Bonds
ERN        --      Economic Recovery Notes
ERD        --      Energy Research and Development Authority
GDB        --      Government Development Bonds
GOB        --      General Obligation Bonds
HCF        --      Health Care Facilities Revenue Bonds
HDC        --      Housing Development Corporation Bonds
HEF        --      Health and Educational Facilities Revenue Bonds
HFA        --      Health Facilities Authority Revenue Bonds
HFR        --      Housing Finance Agency Revenue Bonds
IDA        --      Industrial Development Authority Revenue Bonds
IDR        --      Industrial Development Agency Revenue Bonds
MHR        --      Multifamily Housing Revenue Bonds
MTA        --      Metropolitan Transportation Authority
PCR        --      Pollution Control Revenue Bonds
RAN        --      Revenue Anticipation Notes
RAW        --      Revenue Anticipation Warrants
TAN        --      Tax Anticipation Notes
TRAN       --      Tax & Revenue Anticipation Notes
USD        --      Unified School District

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       RESERVE TAX-EXEMPT TRUST ("TRUST")

               STATEMENT OF ASSETS AND LIABILITIES--MAY 31, 1996

                                                                                               MASSACHUSETTS
                                                                                                   FUND
                                                                                               -------------
ASSETS:
  Investments, at value (identified cost -- $8,387,784).....................................    $ 8,449,766
  Cash......................................................................................        506,184
                                                                                               -------------
    Total Assets............................................................................      8,955,950
                                                                                               -------------
LIABILITIES:
  Accrued expenses..........................................................................            587
                                                                                               -------------
    Total Liabilities.......................................................................            587
                                                                                               -------------
NET ASSETS..................................................................................    $ 8,955,363
                                                                                               ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, $.001 par value, unlimited number of shares authorized.....    $     8,955
  Paid-in capital in excess of par..........................................................      8,946,408
                                                                                               -------------
NET ASSETS -- Equivalent to $1.00 per share based on 8,955,363 shares of beneficial interest
  outstanding...............................................................................    $ 8,955,363
                                                                                               ==============

               STATEMENT OF ASSETS AND LIABILITIES--MAY 31, 1996

                                                                                                NEW JERSEY
                                                                                                   FUND
                                                                                               -------------
ASSETS:
  Investments, at value (identified cost -- $37,778,795)....................................    $38,104,517
  Cash......................................................................................      2,924,848
                                                                                               -------------
    Total Assets............................................................................     41,029,365
                                                                                               -------------
LIABILITIES:
  Accrued expenses..........................................................................          3,564
                                                                                               -------------
    Total Liabilities.......................................................................          3,564
                                                                                               -------------
NET ASSETS..................................................................................    $41,025,801
                                                                                               ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, $.001 par value, unlimited number of shares authorized.....    $    41,026
  Paid-in capital in excess of par..........................................................     40,984,775
                                                                                               -------------
NET ASSETS -- Equivalent to $1.00 per share based on 41,025,801 shares of beneficial
  interest outstanding......................................................................    $41,025,801
                                                                                               ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

               STATEMENTS OF OPERATIONS--YEAR ENDED MAY 31, 1996

                                                                           RESERVE TAX-EXEMPT TRUST
                                                    ----------------------------------------------------------------------
                                                     NEW YORK     CONNECTICUT    MASSACHUSETTS    CALIFORNIA    NEW JERSEY
                                                       FUND          FUND            FUND            FUND          FUND
                                                    ----------    -----------    -------------    ----------    ----------
INTEREST INCOME (Note 1).........................   $5,792,951    $ 1,114,793      $ 378,290       $ 374,650    $1,118,099
                                                    ----------    -----------    -------------    ----------    ----------
EXPENSES (Note 2)
  Management fee.................................      775,398        155,027         53,512          50,807       154,727
  Shareholder servicing, administration and
    general office expenses......................      342,572         67,381         21,737          19,346        66,449
  Distribution assistance (Note 3)...............      299,169         45,547          2,822          20,231        61,458
  Equipment expense..............................       55,582         12,123          4,280           3,799        10,796
  Professional fees..............................       47,201         12,337          5,666           5,123        10,800
  Occupancy costs................................       33,052          7,085          2,526           2,210         6,356
  Stationery, printing and supplies..............       37,863          6,698          1,934           1,682         7,293
  Trustee fees...................................        4,409            918            343             305           813
  Other expenses.................................        7,970          2,939          2,435           1,242         2,154
                                                    ----------    -----------    -------------    ----------    ----------
    Total Expenses...............................    1,603,215        310,055         95,255         104,745       320,846
                                                    ----------    -----------    -------------    ----------    ----------
  Less: Management fees and other expenses
    voluntarily waived by Investment Manager.....                                     (5,399)
                                                    ----------    -----------    -------------    ----------    ----------
  Net Expenses...................................    1,603,215        310,055         89,856         104,745       320,846
                                                    ----------    -----------    -------------    ----------    ----------
NET INVESTMENT INCOME............................   $4,189,736    $   804,738      $ 288,434       $ 269,905    $  797,253
                                                    ==========     ==========    ============      =========    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                         RESERVE NEW YORK
                                         TAX-EXEMPT TRUST                             RESERVE TAX-EXEMPT TRUST
                                  ------------------------------    -------------------------------------------------------------
                                          NEW YORK FUND                   CONNECTICUT FUND                MASSACHUSETTS FUND
                                  ------------------------------    -----------------------------    ----------------------------
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                  MAY 31, 1996     MAY 31, 1995     MAY 31, 1996    MAY 31, 1995     MAY 31, 1996    MAY 31, 1995
                                  -------------    -------------    ------------    -------------    ------------    ------------
INCREASE (DECREASE) IN NET
  ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income paid to
    shareholders as dividends
    (Note 1)...................   $  (4,189,736)   $  (3,792,798)   $  (804,738 )   $    (971,157)   $  (288,434 )   $  (352,318 )
                                  -------------    -------------    ------------    -------------    ------------    ------------
  FROM CAPITAL SHARE
    TRANSACTIONS
    (at net asset value of $1
    per share):
    Net proceeds from sale of
      shares...................     636,980,296      592,052,007     98,890,288       114,340,212     44,175,742      58,983,470
    Net asset value of shares
      issued on reinvestment of
      dividends................       4,189,736        3,792,798        804,738           971,157        288,434         352,318
                                  -------------    -------------    ------------    -------------    ------------    ------------
      Subtotal.................     641,170,032      595,844,805     99,695,026       115,311,369     44,464,176      59,335,788
      Cost of shares
        redeemed...............    (668,621,594)    (591,325,629)   (91,519,680 )    (217,378,001)   (45,677,798 )   (63,991,145 )
                                  -------------    -------------    ------------    -------------    ------------    ------------
    Increase (decrease) in net
      assets derived from
      capital share
      transactions.............     (27,451,562)       4,519,176      8,175,346      (102,066,632)    (1,213,622 )    (4,655,357 )
NET ASSETS:
  Beginning of year............     152,905,968      148,386,792     26,625,958       128,692,590     10,168,985      14,824,342
                                  -------------    -------------    ------------    -------------    ------------    ------------
  End of year..................   $ 125,454,406    $ 152,905,968    $34,801,304     $  26,625,958    $ 8,955,363     $10,168,985
                                   ============     ============    ============     ============    ============    ============

                                                                             RESERVE TAX-EXEMPT TRUST
                                                       ---------------------------------------------------------------------
                                                               CALIFORNIA FUND                      NEW JERSEY FUND
                                                       --------------------------------    ---------------------------------
                                                                       OCTOBER 17, 1994                      JUNE 21, 1994
                                                                       (COMMENCEMENT OF                     (COMMENCEMENT OF
                                                                         OPERATIONS)                          OPERATIONS)
                                                        YEAR ENDED         THROUGH          YEAR ENDED          THROUGH
                                                       MAY 31, 1996      MAY 31, 1995      MAY 31, 1996       MAY 31, 1995
                                                       ------------    ----------------    -------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT
  OPERATIONS:
  Net investment income paid to shareholders as
    dividends (Note 1)..............................   $  (269,905 )     $   (142,286)     $    (797,253)     $   (296,207)
                                                       ------------    ----------------    -------------    ----------------
  FROM CAPITAL SHARE TRANSACTIONS
    (at net asset value of $1 per share):
    Net proceeds from sale of shares................    51,508,091         29,447,705        189,336,696        74,669,862
    Net asset value of shares issued on reinvestment
      of dividends..................................       269,905            142,286            797,253           296,207
                                                       ------------    ----------------    -------------    ----------------
      Subtotal......................................    51,777,996         29,589,991        190,133,949        74,966,069
      Cost of shares redeemed.......................   (50,253,639 )      (18,502,379)      (170,715,398)      (53,358,819)
                                                       ------------    ----------------    -------------    ----------------
  Increase in net assets derived from capital share
    transactions and from investment operations.....     1,524,357         11,087,612         19,418,551        21,607,250
NET ASSETS:
  Beginning of period...............................    11,087,612                  0         21,607,250                 0
                                                       ------------    ----------------    -------------    ----------------
  End of period.....................................   $12,611,969       $ 11,087,612      $  41,025,801      $ 21,607,250
                                                       ============    =================    ============    =================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
             RESERVE TAX-EXEMPT TRUST (CONNECTICUT, MASSACHUSETTS,
                   CALIFORNIA AND NEW JERSEY FUNDS) ("TRUST")

       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

   The Trusts are registered under the Investment Company Act of 1940 as nondiversified, open-end management investment companies. The policies summarized below are consistently followed in the preparation of their financial statements in conformity with generally accepted accounting principles.

   A. The Trust and NY Trust shares of beneficial interest authorized are unlimited. The Trust's shares are divided into five series, Connecticut Fund, Interstate Fund, Massachusetts Fund, California Fund and New Jersey Fund. These financial statements and notes apply only to the Connecticut, Massachusetts, California and New Jersey Funds of Reserve Tax-Exempt Trust and to the New York Fund of Reserve New York Tax-Exempt Trust.

   B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trusts use amortized cost to value each Fund, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the number of days to maturity, irrespective of intervening changes in interest rates or market values of investments. The maturity of floating or variable rate instruments in which the Trusts may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing each portfolio's average weighted life to maturity.

   C. It is the Trusts' policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.

   D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.

   E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

   F. Each Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

2. MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH AFFILIATES:

   Reserve Management Company, Inc. ("RMCI") manages the Trusts' investments, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees from each Fund at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily closing net assets.

   Also, under the current Service Agreement, RMCI was reimbursed $528,648 (New York Fund), $109,481 (Connecticut Fund), $38,921 (Massachusetts Fund), $33,708 (California Fund) and $104,660 (New Jersey Fund) during the year ended May 31, 1996 for expenditures made on behalf of the Trusts' for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Trusts' business. The manager waived management fees and expenses of $5,399 on the Massachusetts Fund. At May 31, 1996 the New York, Connecticut, Massachusetts, California and New Jersey Funds, had accrued expenses of $10,795, $2,852, $587, $1,065 and $3,564, respectively, due to RMCI.

3. DISTRIBUTION ASSISTANCE:

   Pursuant to a Distribution Plan, each Trust will make payments of up to .20% per annum of the average net asset value of the Trust qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
             RESERVE TAX-EXEMPT TRUST (CONNECTICUT, MASSACHUSETTS,
                   CALIFORNIA AND NEW JERSEY FUNDS) ("TRUST")

       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. MANAGEMENT'S USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

5. INVESTMENT CONCENTRATION

   The New York, Connecticut, Massachusetts, California and New Jersey Funds invest substantially all of their assets in portfolios of tax-exempt debt obligations primarily consisting of issuers of each of the respective states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 63.26%, 83.57%, 90.30%, 80.01% and 74.34% of the New York, Connecticut, Massachusetts, California and New Jersey Funds' investments, respectively, were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.

6. COMPONENTS OF NET ASSETS

   At 5/31/96, the following funds had these components of net assets:

                                                                    NEW YORK         CONNECTICUT       CALIFORNIA
                                                                  ------------       -----------       -----------
Par Value...................................................      $    125,454       $    34,801       $    12,612
Paid-in-Capital.............................................       125,328,952        34,766,503        12,599,357
                                                                   -----------        ----------        ----------
Net Assets..................................................      $125,454,406       $34,801,304       $12,611,969
                                                                   -----------        ----------        ----------

                             ---------------------

                            FEDERAL TAX INFORMATION

The dividends distributed by each Fund are exempt interest dividends for Federal tax purposes.

                            RESERVE TAX-EXEMPT TRUST
                                     PART C

Item 24.  Financial Statements and Exhibits
         (a) Financial Statements Included in Part A
             (1)   Financial Highlights
             Financial Statements Included in Part A and Part B
             (1)   Statements of Net Assets at May 31, 1996
             (2)   Statements of Operations for the year ended May 31, 1996
             (3)   Statements of Changes in Net Assets for the years ended
                   May 31, 1995 and 1996
             (4)   Notes to Financial Statements
             (5)   Report of Independent Accountants.
         (b) Exhibits
             (1) Declaration of Trust was filed as an exhibit to Registrant's Initial Registration Statement dated March 23, 1983*
             (2) Bylaws were filed as an exhibit to Registrant's Initial Registration Statement dated March 23, 1983.
                   Amendment No. 2 filed as an exhibit to Post-Effective Amendment No. 15 dated July 31, 1990*
             (3)   Not Applicable
             (4)   Not Applicable
             (5) Form of Investment Management Agreement filed as an Exhibit to Post-Effective Amendment No. 14 dated November 1, 1989*
             (6) Form of Distribution Agreement and Plan of Distribution filed as an exhibit to Registrant's Pre-Effective
                   Amendment No. 1 dated July 22, 1983.  Amendment to
                   Plan of Distribution filed as exhibit to
                   Post-Effective Amendment No. 11 dated August 1, 1988*
             (7) Pension Plan of Reserve Management Corporation was filed as an exhibit to Post-Effective Amendment No. 9 dated
                   September 30, 1986; Amendments to Pension Plan filed
                   as an exhibit to Post-Effective Amendment No. 45 of
                   The Reserve Fund (File No. 811-2033) dated July 31,
                   1989*
             (8) Custodian Agreement with Chemical Bank filed as an exhibit to Registrant's Initial Registration Statement dated
                   March 23, 1983*
             (9)   (a)    Form of Service Agreement filed as an exhibit to
                          Post-Effective Amendment No. 14 dated November 1,
                          1989; Transfer Agent Agreement with First Wisconsin
                          Trust Company filed as an exhibit to Post-Effective
                          Amendment No. 15 dated July 31, 1990*
             (10)  Opinion of counsel**
             (11)  Consent of auditors**
             (12)  Not Applicable
             (14)  Not Applicable
             (15)  See item No. 6*
             (16) Schedule of computation of each performance quotation provided in Registration Statement
             (17)  Powers of Attorney**
             (18)  Not Applicable


-----------------------
* Incorporated by reference
**Filed herewith

Item 25.  Persons Controlled by or Under Common Control with Registrant

         Not Applicable

Item 26.  Number of Holders of Securities

                                                        Number of Record Holders
          Title of Class                                     at June 30, 1996
          --------------                                ------------------------
          Interstate Fund                                             50,923
          Connecticut Tax-Exempt Fund                                  4,202
          California Tax-Exempt Fund                                     778
          Massachusetts Tax-Exempt Fund                                  674
          New Jersey Tax-Exempt Fund                                   4,186

Item 27.  Indemnification

       Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser

Name                     Position with the Adviser                  Other Businesses
----                     -------------------------                  ----------------
Henry B.R. Brown         President, Treasurer and                   President, Treasurer and Director of
                         Director                                   Director of Reserve Management
                                                                    Corporation of the same address as the
                                                                    Trust; Director and Treasurer of Transfer
                                                                    Agent Inc. 5 Cornwall St., N.W., Leesburg,
                                                                    Virginia  22075.


Bruce R. Bent            Vice President, Secretary                  Vice President, Secretary and Director of
                         and Director                               Reserve Management Corporation  and
                                                                    Director of Resrv Partners, Inc. both of the
                                                                    same address as the Trust.

Item 29.  Principal Underwriters

      (a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Institutional Trust, Reserve New York Tax-Exempt Trust and Reserve Private Equity Series.

(b) Pacific Global Fund Distributors, Inc. ("Pacific Global") also acts as a principal underwriter of Reserve Tax-Exempt Trust and Pacific Advisors
 Fund Inc.


Name and Principal                      Positions and Offices                        Positions and Offices
  Business Address                        with Pacific Global                            with  Registrant
-------------------                     ------------------------                     -------------------------
George A. Henning                       Chairman                                             None
215 North Marengo Ave.
Suite 115
Pasadena, CA 91101

Kathleen Scott                          President                                            None
215 North Marengo Ave.
Suite 115
Pasadena, CA 91101

Thomas H. Hanson                        Executive Vice President                             None
1900 State Street
Suite H
Santa Barbara, CA 93101

Eileen P. Hannemann                     Financial Principal                                  None
600 Hampshire Road
Westlake Village, CA 91361


Item 30.    Location of Accounts and Records

            All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 810 Seventh Avenue, New York, NY 10019 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 31.    Management Services

            See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32.    Undertakings

            Not Applicable

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 29 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York, on the 31st day of October, 1996.


                                          /s/ Bruce R.  Bent
                                       ----------------------------------------
                                                 Bruce R. Bent, President

Attest:


  /s/ Marc C. Cozzolino
-----------------------------------------
         Marc C. Cozzolino, Secretary



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 to its Registration Statement has been below signed by the following persons in the capacities and on the dates indicated.




   /s/ Bruce R. Bent                                 Date  October 31, 1996
-----------------------------------------------            -------------------
Bruce R. Bent, President, Treasurer
and Board Member (principal executive,
operating and financial officer)




*                                                    Date
 ----------------------------------------------           --------------------
         Edwin Ehlert Jr., Board Member



*                                                    Date
 ----------------------------------------------           --------------------
         Henri W. Emmet, Board Member



*                                                    Date
 ----------------------------------------------           --------------------
         Donald J. Harrington, Board Member



*                                                    Date
 ----------------------------------------------           --------------------
         Niels W. Johnsen, Board Member



  /s/ Marc C. Cozzolino                              Date  October 31, 1996
----------------------------------------------------      --------------------
         Marc C. Cozzolino, *Attorney-in-Fact
         General Counsel

                               INDEX TO EXHIBITS

                                                                                                       Sequentially
                                                                                                       Numbered
Exhibit No.               Description
-----------               -----------
      1.                  Declaration of Trust of Registrant**
      2.                  By-Laws of Registrant**
      3.                  Not Applicable
      4.                  Not Applicable
      5.                  Form of Investment Management Agreement filed as an Exhibit to Post-Effective Amendment No. 14 dated November 1, 1989*
      6.                  (a) Form of Distribution Agreement between the
                          Registrant and Resrv Partners, Inc.**
                          (b) Form of Selected Dealer Agreement.**
      7.                  Pension Plan of Reserve Management Corp. filed
                          as an exhibit to Post-Effective Amendment No., 32
                          of The Reserve Fund (File No. 2-36429);
                          amendments thereto filed as an exhibit to
                          Post-Effective Amendment No. 45 and all are
                          incorporated by reference
      8.                  Form of Custodian Agreements between Registrant and
                          Custodial Trust Company**
      9.                  Not Applicable
     10.                  Opinion of Counsel
     11.                  Consent of Auditors
     12.                  Not Applicable
     13.                  Form of Subscription Agreement between the Registrant
                          and Reserve Management Company, Inc. **
     14.                  Not Applicable
     15.                  Form of Service Plan **
     16.                  Schedule of computation of each performance quotation provided in Registration Statement
     17.                  Powers of Attorney
     18.                  Not Applicable

* To be filed by amendment
**Previously filed